EXECUTION VERSION

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.6

PURCHASE AND SALE AGREEMENT

between

ACELRX PHARMACEUTICALS, INC.,
as Seller,

and

ARPI LLC,
as Purchaser

Dated as of September 18, 2015

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

 i

 TABLE OF CONTENTS

(continued)

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

 TABLE OF CONTENTS

(continued)

		Page

Section 9.9	Severability	48
Section 9.10	Counterparts	49
Section 9.11	Amendments; No Waivers	49
Section 9.12	Except for Subsequent Purchaser, No Third Party Rights	49
Section 9.13	Table of Contents and Headings	49
Section 9.14	Cumulative Remedies	49

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibits

Exhibit A	Form of Initial Bill of Sale
Exhibit B	Form of Licensee Instruction
Exhibit C	Intellectual Property Matters
Exhibit D	Form of Press Release
Exhibit E	Purchaser Account; Company Collection Account
Exhibit F	Seller Account
Exhibit G-1	Financing Statement (Sale)
Exhibit G-2	Financing Statement (Precautionary)
Exhibit H	Form of Assumption and Acknowledgement

Schedule

Schedule 1.1	[*]

Schedule 3.11	Intellectual Property Matters

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (this “PSA”), dated as of September 18, 2015, is entered into between AcelRx Pharmaceuticals, Inc., a Delaware corporation (“AcelRx” or the “Seller”), and ARPI LLC, a Delaware limited liability company (the “Purchaser”).

W I T N E S S E T H :

WHEREAS, the Seller has the right to receive royalties under the License Agreement (as defined below); and

WHEREAS, the Seller desires to sell, assign, transfer, convey, contribute and grant to the Purchaser, and the Purchaser desires to purchase, acquire and accept from the Seller, the Purchased Assets described herein, upon and subject to the terms and conditions set forth in this PSA.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties covenant and agree as follows:

Article I

DEFINED TERMS AND RULES OF CONSTRUCTION

Section 1.1     Defined Terms. The following terms, as used herein, shall have the following respective meanings:

“AcelRx Intellectual Property Rights” means the “AcelRx Technology” and the “AcelRx Trademarks” as defined in Sections 1.8 and 1.9 of the License Agreement, respectively.

“AcelRx Financing Statement” means that certain financing statement, dated as of the Closing Date, substantially in the form of Exhibit G-1.

“AcelRx Patents” means the “AcelRx Patents” as defined in Section 1.7 of the License Agreement.

“Actual Knowledge” means, [*].

“Administrative Servicer” has the meaning set forth in Section 5.9(a).

“Administrative Servicing” has the meaning set forth in Section 5.9(a).

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Assigned Patents” means the “Assigned Patents” as defined in Section 1.14 of the License Agreement.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.

“Bankruptcy Event” means the occurrence of any of the following in respect of any Person: (a) an admission in writing by such Person of its inability to pay its debts generally or as they become due or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition or answer by such Person seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of such Person or its debts under any law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar Applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such Applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for such Person or for any substantial part of its property; (c) corporate or other entity action taken by such Person to authorize any of the actions set forth in clause (a) or (b) of this definition; or (d) without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within thirty (30) days.

“Business Day” means any day that is not (i) a Saturday, Sunday or other day on which commercial banks in San Francisco, California, New York City or Aachen, Germany, are authorized or required by Applicable Law to remain closed or (ii) any of the nine (9) consecutive calendar days beginning on December 24th and continuing through January 1st of each calendar year commencing with the calendar year 2015. For the avoidance of doubt, any reference in this PSA to “days” shall mean calendar days.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Closing” has the meaning set forth in Section 6.1.

“Closing Date” has the meaning set forth in Section 6.1.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Company Collection Account” means the account so identified on Exhibit E.

“Confidentiality Agreement” means that certain letter agreement, dated July 30, 2015, by and between the Seller and the Subsequent Purchaser.

“Confidential Information” means, except to the extent not included as Confidential Information in accordance with Section 5.2, this PSA, the other Transaction Documents, Royalty Reports received by the Purchaser after the Closing Date, audit reports received by the Purchaser after the Closing Date pursuant to Section 5.7 of this PSA, and all other reports, notices, correspondence and other documents received by the Purchaser after the Closing Date pursuant to the provisions of this PSA.

“Covered Taxes” means [*].

“Defaulting Party” has the meaning set forth in Section 5.5(d).

“Disputes” has the meaning set forth in Section 3.11(e).

“Dollar” or the sign “$” means United States dollars.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3.

“Excluded Payments” means all amounts due or paid to the Seller or any of its Affiliates other than the Royalties, including all amounts due or paid to the Seller or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c) or Section 7.4 of the License Agreement.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“Financing Statements” means the UCC-1 Financing Statements contemplated by Section 2.1(c), collectively.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Field” means “Field” as defined in Section 1.50 of the License Agreement.

“GAAP” has the meaning set forth for “US GAAP” in the definition of “Accounting Standards” in Section 1.2 of the License Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“Grünenthal Affiliate” means any “Affiliate”, as defined in Section 1.3 of the License Agreement, of Grünenthal.

“Hercules Agreement” means that certain Amended and Restated Loan and Security Agreement among the Seller, Hercules Technology II, L.P. and Hercules Technology Growth Capital Inc., dated as of December 16, 2013, as amended from time to time.

“IFRS” has the meaning set forth for “IFRS” in the definition of “Accounting Standards” in Section 1.2 of the License Agreement.

“Initial Bill of Sale” means that certain bill of sale, dated as of the Closing Date, executed by the Seller and the Purchaser, substantially in the form of Exhibit A.

“Joint Patents” means the “Joint Patents” as defined in Section 1.74 of the License Agreement.

“Knowledge” means, [*].

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between the Seller and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the date hereof, amended in a manner consistent with the terms of this PSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Seller and the Licensee, regarding, among other things, the transfer of the Purchased Assets to the Purchaser and the further transfer of certain of the Purchased Assets by the Purchaser to the Subsequent Purchaser.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B.

“Licensed Product” means “Licensed Product” as defined in Section 1.78 of the License Agreement; provided that, if a New Arrangement is entered into by the Seller in accordance with the terms of Section 5.6, “Licensed Product” shall be deemed to refer to the analogous term for “Licensed Product” (as defined in Section 1.78 of the License Agreement) as defined in the New License Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Licensor” means the Seller in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) herein or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property or other priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale or any sale with recourse. For the avoidance of doubt, any right of the Seller described in clauses (b) and (c) of the definition of “Purchased Assets” is not considered a Lien with respect to the Purchased Assets or the License Agreement.

“Loss” means any loss, liability, cost, expense (including reasonable costs and/or expenses of investigation and defense and reasonable attorneys’ fees and expenses), charge, fine, penalty, obligation, judgment, award, assessment, claim, Set-off (other than a Permitted Set-off) based on any obligation or amount owing by the Seller or any of its Affiliates that has the effect of reducing amounts required to be paid by the Licensee in respect of the Royalties, or cause of action.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between the Seller and Grünenthal, as amended from time to time.

“Manufacturing Information” means any and all information relating solely to the manufacture, supply or purchase of property under the Manufacture and Supply Agreement, and the respective rights and obligations of the Seller or the Licensee in respect thereof.

“Manufacturing Matters” means matters relating solely to the manufacture, supply or purchase of Licensed Product or other property, as applicable, under the Manufacture and Supply Agreement.

“Material Adverse Effect” means (a) an adverse effect in any material respect on the legality, validity or enforceability of any of the Transaction Documents, the License Agreement, or the back-up security interest granted pursuant to Section 2.1(d), (b) an adverse effect in any material respect on the right or the ability of the Purchaser or the Seller to perform any of their respective obligations under any of the Transaction Documents or the License Agreement, or to consummate the transactions hereunder or thereunder, (c) an adverse effect in any material respect on the respective rights or remedies of the Seller or the Purchaser under any of the Transaction Documents or under the License Agreement, (d) an adverse effect on the right of the Purchaser to receive the Royalties Interest and the timing, amount or duration of the Royalties Interest (other than de minimus effects), (e) an adverse effect on the Purchased Assets (other than de minimus effects), or (f) an adverse effect in any significant respect on any AcelRx Intellectual Property Rights.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Net Sales” means “Net Sales” as defined in Section 1.89 of the License Agreement.

“New Arrangement” has the meaning set forth in Section 5.6(a).

“New License Agreement” has the meaning set forth in Section 5.6(a).

“Other Purchasers” has the meaning set forth in the SPSA.

“Party” shall mean the Seller or the Purchaser, as the context requires, and “Parties” shall mean, together, the Seller and the Purchaser.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Payment Rights” means the right to receive an amount of Royalties equal to the Royalties Interest, and the right to receive interest payable or paid pursuant to the License Agreement on late payments of amounts constituting the Royalties Interest.

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Seller by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“PSA” has the meaning set forth in the preamble.

“PSA Triggering Event” has the meaning set forth in the SPSA.

“Purchase Price” has the meaning set forth in Section 2.2.

“Purchased Assets” means, collectively, the Seller’s (a) right, title and interest in, to and under the License Agreement or any New Arrangement or New License Agreement to receive an amount of Royalties equal to the Royalties Interest, (b) right, under the License Agreement, to receive reports pursuant to Section 7.5 of the License Agreement (but not to the exclusion of the Seller) or any corresponding provision of any New Arrangement or New License Agreement, (c) right to receive the results of any audit conducted pursuant to Section 8.5 of the License Agreement (but not to the exclusion of the Seller) or any corresponding provision of any New Arrangement or New License Agreement, (d) right to receive interest payable or paid pursuant to the License Agreement in respect of late payments of amounts constituting the Royalties Interest or any corresponding provision of any New Arrangement or New License Agreement and (e) rights to enforce the receipt of payment and the payment and performance by the Licensee of the obligations set forth in the License Agreement or any New Arrangement or New License Agreement corresponding to the rights described in subclauses (a) through (d) above, in accordance with the License Agreement (or any New Arrangement or New License Agreement, as applicable), this PSA and the Servicing Agreement. The Purchased Assets do not include any Licensor Retained Amounts.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Purchased Interest” has the meaning set forth in the SPSA.

“Purchaser” has the meaning set forth in the preamble.

“Purchaser Account” has the meaning set forth in Section 5.4(c).

“Purchaser Indemnified Party” has the meaning set forth in Section 7.1.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Regulatory Agency” means a Governmental Authority with responsibility for the approval of the marketing and sale of pharmaceuticals or other regulation of pharmaceuticals in any country or jurisdiction.

“Regulatory Approvals” means, collectively, all regulatory approvals, registrations, certificates, authorizations, permits and supplements thereto, as well as associated materials (including the product dossier) pursuant to which the Licensed Product may be marketed, sold and distributed by the Licensee or any Sublicensee in a jurisdiction, issued by the appropriate Regulatory Agency.

“Representatives” has the meaning set forth in Section 5.2(b).

“Royalties” means (a) all amounts due, owed, accrued, payable or paid to the Licensor under Section 7.2(b) (solely with respect to the first four milestone payments thereunder), Section 7.3 and the last sentence of Section 10.3(b) of the License Agreement during the Royalty Term, giving effect to all Permitted Set-offs, and including (i) all underpayments due, owed, accrued, payable or paid to the Licensor with respect to such amounts under Section 8.5 of the License Agreement and (ii) all amounts due, owed, accrued, payable or paid to the Licensor in lieu of the amounts described in this clause (a), including amounts due in respect of a New Arrangement, if any; (b) all “accounts” (as defined under the UCC) evidencing the rights to the payments and amounts described in this definition; and (c) all “proceeds” (as defined under the UCC) of any of the foregoing. [*] For the avoidance of doubt, Royalties shall (x) include all amounts due, owed, accrued, payable or paid to the Licensor or any of its Affiliates by one or more licensees or sublicensees under any New Arrangement that are in lieu of the amounts described in clause (a) above and (y) exclude the amount of any and all Excluded Payments.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in Section 3.13(f); provided, however, that “Royalty Reduction” shall not include any Set-off.

“Royalty Reports” means the “Royalty Reports” as defined in Section 7.5 of the License Agreement.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” has the meaning set forth in the SPSA.

“SEC” means the U.S. Securities and Exchange Commission.

“Second Amendment” means that certain Consent And Amendment No. 2 To Amended And Restated Loan And Security Agreement, dated as of September 18, 2015, among the Seller, Hercules Technology II, L.P. and Hercules Capital Funding Trust 2014-1.

“Seller” has the meaning set forth in the preamble.

“Seller Account” has the meaning set forth in Section 5.4(e).

“Seller Indemnified Party” has the meaning set forth in Section 7.2.

“Servicer Report” means any report prepared by the Seller in its capacity as Servicer under the Servicing Agreement and delivered to the Purchaser or the Subsequent Purchaser under the Servicing Agreement (and, for purposes of clarity, excluding any reports pursuant to Section 7.5 of the License Agreement or any corresponding provision of any New Arrangement or New License Agreement and any report on the results of any audit conducted pursuant to Section 8.5 of the License Agreement or any corresponding provision of any New Arrangement or New License Agreement).

“Servicing Agreement” means the Servicing Agreement, dated as of the date hereof, among Seller, Purchaser and the Subsequent Purchaser.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“SPSA” means the Subsequent Purchase and Sale Agreement, dated as of the date hereof, between the Purchaser (as seller of certain of the Purchased Assets thereunder) and the Subsequent Purchaser.

“Sublicensee” means any “Sublicensee” as defined in Section 1.108 of the License Agreement.

“Subsequent Bill of Sale” means that certain bill of sale, dated as of the Closing Date, executed by the Purchaser and the Subsequent Purchaser, substantially in the form of Exhibit A to the SPSA.

“Subsequent Purchaser” means the purchaser of the Purchased Interest identified in the SPSA.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Return” means any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes.

“Territory” means “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Third Party” means any Person that is not a Party.

“Third Party Claim” means any claim, action, suit or proceeding by a Third Party, including any investigation by any Governmental Authority.

“Transaction Documents” means this PSA, the Initial Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

“Transfer Taxes” shall mean all excise, sales, use, value added, transfer (including real property transfer), withholding, capital gains, transfer taxes, stamp, documentary, filing, recordation, registration and other similar taxes, together with any interest, additions, fines, costs or penalties thereon and any interest in respect of any additions, fines, costs or penalties.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this PSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“U.S.” or “United States” means the United States of America, its 50 states, each territory thereof and the District of Columbia.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

Section 1.2     Rules of Construction.   (a) Unless the context otherwise requires, in this PSA:

(i)     a term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP or IFRS, as the case may be, as applicable to the Seller or the Licensee;

(ii)     unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC;

(iii)     words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders;

(iv)     the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without limitation”;

(v)     unless otherwise specified, references to a contract, document or agreement include references to such contract, document or agreement as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with its terms (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth herein or in any of the other Transaction Documents), and include any annexes, exhibits and schedules hereto or thereto, as the case may be; provided, however, that, unless otherwise specified, terms defined in Section 1.1 by reference to any other contract or agreement shall be deemed to refer to such contract or agreement as in effect on the date of this PSA;

(vi)     any reference to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth herein or in any of the other Transaction Documents) and any reference to a Person in a particular capacity excludes such Person in other capacities;

(vii)     references to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement, or reenactment thereof or any substitution therefor;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(viii)     the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(ix)     the words “hereof,” “herein,” “hereunder” and similar terms shall refer to this PSA as a whole and not to any particular provision hereof, and Article, Section and Exhibit references herein are references to Articles and Sections of, and Exhibits to, this PSA unless otherwise specified;

(x)     the definitions of terms shall apply equally to the singular and plural forms of the terms defined;

(xi)     in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”;

(xii)     where any payment is to be made, any funds are to be applied or any calculation is to be made under this PSA on a day that is not a Business Day, unless this PSA otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly; and

(xiii)     any reference to a term that is defined by reference to its meaning in the License Agreement shall refer to such term’s meaning in such License Agreement as in existence on the date hereof (and not to any new, substituted or amended version thereof effected after the date hereof) and shall incorporate defined terms referenced in such meaning in the License Agreement.

(b)     The provisions of this PSA shall be construed according to their fair meaning and neither for nor against either Party irrespective of which Party caused such provisions to be drafted. Each Party acknowledges that it has been represented by an attorney in connection with the preparation and execution of this PSA and the other Transaction Documents.

Article II

PURCHASE AND SALE OF THE PURCHASED ASSETS

Section 2.1     Purchase and Sale.    (a) Subject to the terms and conditions of this PSA, on the Closing Date, the Seller hereby sells, assigns, transfers, conveys, contributes and grants to the Purchaser, and the Purchaser hereby purchases, acquires and accepts from the Seller, all of the Seller’s right, title and interest in and to the Purchased Assets, free and clear of any and all Liens, other than the Liens created in favor of the Purchaser under the Transaction Documents.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     The Seller and the Purchaser expressly intend and agree that (other than for U.S. federal income tax purposes) the sale, assignment, transfer, conveyance, contribution and grant of the Purchased Assets under this PSA shall be, and is, a true, complete, absolute and irrevocable assignment and sale by the Seller to the Purchaser of the Purchased Assets that is absolute and irrevocable and that such assignment and sale shall provide the Purchaser with the full benefits of ownership of the Purchased Assets. For U.S. federal income tax purposes, the assignment and sale of the Purchased Assets shall be treated as a transfer of the Purchased Assets to a disregarded entity (within the meaning of Treasury Regulations Section 301.7704-3(b)(ii)) subsidiary of Seller, which transfer has no U.S. federal income tax significance. Neither the Seller nor the Purchaser intends the transactions contemplated hereby to be, or for any purpose be characterized as, a loan from the Purchaser to the Seller or a pledge or assignment of a security interest as collateral for a loan. The Seller waives any right to contest or otherwise assert that this PSA does not constitute a true, complete, absolute and irrevocable sale and assignment by the Seller to the Purchaser of the Purchased Assets under Applicable Law, which waiver shall be enforceable against the Seller in any Bankruptcy Event in respect of the Seller. The sale, assignment, transfer, conveyance, contribution and grant of the Purchased Assets shall be reflected on the Seller’s financial statements and other records as a sale of assets to the Purchaser (except to the extent GAAP or the rules of the SEC require otherwise with respect to the Seller’s consolidated financial statements).

(c)     The Seller hereby authorizes the Purchaser to record and file, and consents to the Purchaser recording and filing, at the Purchaser’s sole cost and expense, (i) a UCC-1 Financing Statement, in the form attached as Exhibit G-1, in the appropriate filing offices under the UCC (and continuation statements with respect to such financing statements when applicable), and amendments thereto, in such manner and in such jurisdictions as are necessary or appropriate to evidence or perfect the sale, assignment, transfer, conveyance, contribution and grant by the Seller to the Purchaser, and the purchase, acquisition and acceptance by the Purchaser from the Seller, of the Purchased Assets and (ii) a UCC-1 Financing Statement, in the form attached as Exhibit G-2, to perfect the security interest in the Purchased Assets granted by the Seller to the Purchaser pursuant to Section 2.1(d). Further, at any time and from time to time, the Purchaser shall be entitled to authenticate on behalf and in the name of the Seller, file and/or record any or all such financing statements, instruments and documents, and to take all such other actions, as the Purchaser may deem appropriate to perfect and to maintain perfected the security interest granted by the Seller to the Purchaser pursuant to Section 2.1(d).

(d)     Notwithstanding the express intent of the Seller and the Purchaser, to the extent that such sale, assignment, transfer, conveyance, contribution and grant does not effect a true, complete, absolute and irrevocable sale and assignment by the Seller to the Purchaser of the Purchased Assets (other than for U.S. federal income tax purposes) as determined by competent judicial authority (a “Recharacterization Event”), the Seller hereby assigns, conveys, contributes, grants and pledges to the Purchaser, as security for its obligations created hereunder in the event a Recharacterization Event occurs, a first priority continuing security interest in and to all of the Seller’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located: (i) the Purchased Assets and (ii) any and all additions and accessions to any of the Purchased Assets, all improvements to any of the Purchased Assets, all substitutions and replacements for any of the Purchased Assets and all products and proceeds of any of the Purchased Assets (but excluding, in all cases, any and all Licensor Retained Amounts), to secure the performance of all of the Seller’s obligations under this PSA. The Parties hereto agree that this PSA shall constitute a security agreement. At the request of the Purchaser from time to time after a Recharacterization Event, the Seller shall promptly and duly execute and deliver, or cause to be duly executed and delivered, to the Purchaser all financing statements (including, without limitation, any amendments and continuations) and other instruments and documents in form and substance satisfactory to the Purchaser as shall be necessary or desirable to fully perfect, when filed and/or recorded, and continue and preserve the security interest granted pursuant to this Section 2.1(d) (which, for purposes of clarity, shall not require the Seller to make any request to, or to take any action with respect to, Grünenthal) as well as the priority thereof.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 2.2     Payment of Purchase Price. In full consideration for the sale, assignment, transfer, conveyance, contribution and grant of the Purchased Assets on the Closing Date, and subject to the terms and conditions set forth herein, the Purchaser (a) on or prior to the Closing Date shall have issued to the Seller all of the authorized shares of Capital Securities of the Purchaser and (b) on the Closing Date shall pay (or cause to be paid) to the Seller, or the Seller’s designee, at the Closing, the aggregate sum of Sixty-Five Million Dollars ($65,000,000), in immediately available funds by wire transfer to the Seller Account or such other account or accounts as the Seller may direct the Purchaser at least two (2) Business Days prior to the Closing (the “Purchase Price”).

Section 2.3     No Assumed Obligations. Notwithstanding any provision in this PSA or any other writing to the contrary, the Purchaser is purchasing, acquiring and accepting only the Purchased Assets and is not assuming any liability or obligation of the Seller or any of the Seller’s Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter, including (a) any liability or obligation of the Seller under the License Agreement or the Manufacture and Supply Agreement and (b) any liability of the Seller or any direct or indirect owner of the Seller for Taxes, including any Taxes that may be imposed or assessed as a result of any transaction pursuant to the SPSA and/or the PSA, (i) other than the Purchaser’s share of Transfer Taxes as provided in Section 5.8(b), and (ii) provided that any Taxes that reduce Royalties pursuant to the proviso in clause (c) of the definition of “Royalties” shall not be subject to indemnification by Seller pursuant to Section 7.1. All such liabilities and obligations shall be retained by, and remain liabilities and obligations of, the Seller or the Seller’s Affiliates, as the case may be (the “Excluded Liabilities and Obligations”).

Section 2.4     Excluded Assets. The Purchaser does not, by purchase, acquisition or acceptance of the right, title or interest granted hereunder or otherwise pursuant to any of the Transaction Documents, purchase, acquire or accept any assets or contract rights of the Seller under the License Agreement (including the Excluded Payments and the Licensor Retained Amounts) or any other agreement or instrument related thereto, other than the Purchased Assets, or any other assets of the Seller.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article III

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser, as of the date hereof, as follows:

Section 3.1     Organization.  The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business, as now conducted (including the execution and delivery of, and the performance under, the Transaction Documents to which it is a party), and to exercise its rights and to perform its obligations under the License Agreement. The Seller is duly licensed or qualified to transact business and is in good standing in every jurisdiction in which such license, qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect).

Section 3.2     No Conflicts.  (a) The execution and delivery by the Seller of any of the Transaction Documents to which it is a party, the performance by the Seller of its obligations contemplated hereunder or thereunder or the consummation by the Seller of the transactions contemplated hereby or thereby do not and will not (i) contravene, conflict with, violate or result in a breach of any term or provision of any of the organizational documents of the Seller, (ii) contravene, conflict with, violate or result in a breach of, or give any Governmental Authority the right to exercise any remedy or obtain any relief under, any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Seller or any of its subsidiaries or any of their respective assets or properties may be subject or bound, (iii) contravene, conflict with, result in a breach or violation of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, or give any Person the right to exercise any remedy or obtain any additional rights under, or accelerate the maturity or performance of, or payment under, or cancel or terminate (including any additional right of termination, cancellation or acceleration), (A) except as would not reasonably be expected to result in a Material Adverse Effect, any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Seller or any of its subsidiaries is a party or by which the Seller or any of its subsidiaries or any of their respective assets or properties is bound or committed (other than the License Agreement and the Hercules Agreement) or (B) the License Agreement, or (iv) except as provided in any of the Transaction Documents, result in or require the creation or imposition of any Lien on the License Agreement, the Licensed Product, the Purchased Assets, or any AcelRx Intellectual Property Rights.

(b)     Except for Grünenthal’s rights under the License Agreement, Liens relating to the Hercules Agreement that the Seller represents and warrants will be released concurrently with the Closing, and Liens created under the Transaction Documents, the Seller has not granted, nor does there exist, based on any action taken or failed to be taken by the Seller, any Lien on or relating to the License Agreement or the Licensed Product. Except for Liens created under the Transaction Documents, and taking into account the release of the Liens relating to the Hercules Agreement that the Seller represents and warrants shall occur concurrently with the Closing, the Seller has not granted, nor does there exist, including, based on any action taken or failed to be taken by the Seller, any Lien on or relating to the Transaction Documents, Purchased Assets or any AcelRx Intellectual Property Rights (other than the licenses to Grünenthal under the License Agreement).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.3     Authorization. The Seller has all necessary corporate power and authority to execute and deliver the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents to which it is a party and the performance by the Seller of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Seller. Each of the Transaction Documents to which it is a party has been duly executed and delivered by an authorized officer of the Seller. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles.

Section 3.4     Ownership. The Seller is the exclusive (other than to the extent set forth in clauses (b) and (c) of the definition of “Purchased Assets”) owner of the entire right, title (legal and equitable) and interest in, to and under the Purchased Assets and has good and valid title thereto, free and clear of all Liens taking into account the release of the Liens relating to the Hercules Agreement that the Seller represents and warrants shall occur concurrently with the Closing. The Purchased Assets sold, assigned, transferred, contributed, granted, and conveyed to the Purchaser on the Closing Date have not been pledged, sold, assigned, transferred, conveyed or granted by the Seller to any other Person (other than to the extent set forth in clauses (b) and (c) of the definition of “Purchased Assets”), taking into account the release of the Liens relating to the Hercules Agreement that the Seller represents and warrants shall occur concurrently with the Closing. The Seller has full right to sell, assign, transfer, contribute, grant and convey the Purchased Assets to the Purchaser. Upon the sale, assignment, transfer, grant, contribution and conveyance by the Seller of the Purchased Assets to the Purchaser under this PSA, the Purchaser shall acquire good, valid and marketable title to the Purchased Assets free and clear of all Liens, other than Liens in favor of the Purchaser, and shall be the exclusive owner of the Purchased Assets (other than to the extent set forth in clauses (b) and (c) of the definition of “Purchased Assets”).

Section 3.5     Governmental and Third Party Authorizations. The execution and delivery by the Seller of the Transaction Documents to which it is a party, the performance by the Seller of its obligations hereunder and thereunder and the consummation by the Seller of the transactions contemplated hereby and thereby do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by, or filing with, any Governmental Authority or any other Person, except for (i) the filing of UCC financing statements, (ii) the notice to the Licensee contained in the Licensee Instruction, (iii) the Licensee Consent, (iv) the Second Amendment and (v) applicable filings with the SEC.

Section 3.6     No Litigation.    (a) Except as otherwise set forth in Section 3.11(e) and Section 3.11(f), there is no action, suit, arbitration proceeding, claim, demand, citation, summons, subpoena or other proceeding (whether civil, criminal, administrative, regulatory or informal) pending or, to the Knowledge of the Seller, threatened by or against the Seller or any of its subsidiaries, or, to the Knowledge of the Seller, pending or threatened by or against the Licensee, any Licensee Affiliate or any Sublicensee, relating to or affecting the License Agreement, the Licensed Product, the Purchased Assets or any AcelRx Intellectual Property Rights (including, in each case, under the License Agreement), at law or in equity, in each case, that would reasonably be expected to result in a Material Adverse Effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     Except as otherwise set forth in Section 3.11(e) and Section 3.11(f), there is no inquiry or investigation (whether civil, criminal, administrative, regulatory, investigative or informal) by or before a Governmental Authority pending or, to the Knowledge of the Seller, threatened against the Seller or any of its subsidiaries, or, to the Knowledge of the Seller, pending or threatened by or against the Licensee, any Licensee Affiliate or any Sublicensee, relating to or affecting the License Agreement, the Licensed Product, the Purchased Assets or any AcelRx Intellectual Property Rights (including, in each case, under the License Agreement), that, in each case, (i) if adversely determined, would reasonably be expected to result in a Material Adverse Effect, or (ii) challenges or seeks to prevent, enjoin, alter, delay, make illegal or otherwise interfere with the consummation of any of the transactions contemplated by any of the Transaction Documents.

Section 3.7     Solvency. Immediately after giving effect to the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds therefrom, (a) the Seller will be able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they mature, (b) the Seller will not have unreasonably small capital with which to engage in its business, as now conducted and as proposed to be conducted following the Closing Date, (c) the Seller does not have any present plans or intentions to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities, including contingent liabilities, as they become absolute and matured, (d) the Seller will not have existing debts that cannot be paid from the present saleable value of its property, and (e) the Seller will not be or have become insolvent within the meaning of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights or by equitable principles and will not have become subject to any Bankruptcy Event. For purposes of this Section 3.7, the amount of all contingent obligations at any time shall be computed as the amount that, in light of all facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

Section 3.8     Tax Matters. To the extent a breach or inaccuracy of any of the following could result in a liability of the Purchaser to any Person, whether as a result of Applicable Law, contract, or otherwise:

(a)     The Seller has timely filed (or caused to be timely filed) all material Tax Returns required by Applicable Law to have been filed by it and has paid or remitted all Taxes required to be paid by it when the same have become due. All Tax Returns filed by the Seller (or on its behalf) have been true, correct and complete. There is no outstanding or threatened action, claim or other examination or proceeding with respect to Taxes of the Seller or its assets (including with respect to the Purchased Assets). There are no Taxes of the Seller that form or could form the basis for a Lien on any of its assets (including the Royalties), except any such Taxes that are not yet due or delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

(b)     Seller is not a party to any Tax sharing, Tax indemnity or Tax allocation agreement or any other express or implied agreement to indemnify any other Person for Taxes that would, in any manner, bind, obligate or restrict Purchaser.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.9     No Brokers’ Fees. The Seller has not taken any action that would entitle any person or entity other than Credit Suisse Securities (USA) LLC, whose fees will be paid by the Seller, to any commission or broker’s fee in connection with the transactions contemplated by any Transaction Document.

Section 3.10     Compliance with Laws. The Seller (a) has not violated, is not in violation of, has not been given notice of any violation of, and, to the Knowledge of the Seller, is not under investigation with respect to nor has been threatened to be charged with, any violation of, any Applicable Law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority or (b) is not subject to any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority, in each case with respect to clause (a) and (b) above, that would reasonably be expected to result in a Material Adverse Effect. The Seller and any subsidiary of the Seller is in compliance with the requirements of all Applicable Laws, a breach of any of which would reasonably be expected to result in a Material Adverse Effect.

Section 3.11     Intellectual Property Matters. Except as set forth on Schedule 3.11:

(a)     Exhibit C to this PSA sets forth an accurate and complete list of all AcelRx Patents and Assigned Patents. There are no Joint Patents. For each AcelRx Patent and Assigned Patent, Exhibit C accurately sets forth (i) the countries or jurisdictions in which such Patent is pending, allowed, granted, or issued, (ii) the patent number or application serial number of such Patent, as applicable, (iii) the status of such Patent, (iv) the issue date of such Patent, as applicable, (v) as of the date hereof, the expected scheduled expiration date of each issued Patent to the extent an expiration date can be calculated and (vi) as of the date hereof, the scheduled expiration date of each Patent issuing from any pending patent applications to the extent an expiration date can be calculated, assuming a Patent issues thereon.

(b)     Except as indicated in Exhibit C, the AcelRx Patents and Assigned Patents are subsisting and, to the Knowledge of the Seller, no AcelRx Patents or Assigned Patents listed in Exhibit C have lapsed, been abandoned or cancelled. To the Knowledge of the Seller, except as otherwise set forth in Exhibit C, each AcelRx Patent and Assigned Patent granted by the European Patent Office has been properly validated and maintained in each designated country noted, and such validated rights in each designated country have not lapsed, been abandoned or cancelled. To the Knowledge of the Seller, there are no Liens on or applicable to the AcelRx Patents or their use in the Territory (other than the licenses in favor of Grünenthal under the License Agreement). Except for the license granted by the Seller to the Licensee under the License Agreement, there are no licenses, sublicenses, options or other rights with respect to the AcelRx Patents that have been granted by AcelRx to any Third Party. Subject to the licenses in favor of Grünenthal under the License Agreement, the Seller is the exclusive owner of the entire right, title (legal and equitable) and interest in, to and under the AcelRx Patents with respect to their application to the Territory and each country in the Territory.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     The Seller has duly and legally filed or applied for registration of and, to the Knowledge of the Seller, maintained its ownership interest in the AcelRx Patents, including the AcelRx Patents listed on Exhibit C to this PSA, in the appropriate agencies and in the jurisdictions listed on Exhibit C. To the Knowledge of the Seller, there are currently no unpaid maintenance or renewal fees payable by the Seller to any Third Party that are overdue or will be overdue within 30 days of the Closing Date. To the Knowledge of the Seller, each individual associated with the filing and prosecution of the AcelRx Patents, including the named inventors of the AcelRx Patents, has complied in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office regarding the AcelRx Patents, including any duty to disclose to any Patent Office all information known by such inventors to be material to the patentability of the AcelRx Patents (including any relevant prior art), in each case, in those jurisdictions where such duties exist.

(d)     Subsequent to the issuance of each AcelRx Patent (but, for purposes of clarity, not with respect to any prior or pending Patent application) and up to and including the date hereof, neither the Seller nor, to the Knowledge of the Seller, the Licensee, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of such AcelRx Patent.

(e)     The Seller has not been involved in any opposition, revocation, nullity, post-grant or other proceedings involving any of the AcelRx Patents. There is no pending or, to the Knowledge of the Seller, threatened opposition, revocation, nullity, post-grant or other proceedings, injunction, claim, suit, action, citation, summon, subpoena, hearing, inquiry, investigation, complaint, arbitration, mediation, demand, decree or other dispute, disagreement, proceeding or claim (collectively, “Disputes”) challenging the legality, validity, scope, enforceability or ownership of or otherwise relating to any of the AcelRx Patents or that would reasonably be expected to give rise to any Royalty Reduction or any Set-off against the payments due to the Seller under the License Agreement. There are no Disputes pending or, to the Knowledge of the Seller, threatened involving the Seller and the Licensed Product or, to the Knowledge of the Seller, involving any other Person (including Licensee) and relating to the Licensed Product. To the Knowledge of Seller, none of the AcelRx Patents nor the Licensed Product is subject to any outstanding injunction, judgment, order, decree, ruling, settlement or other disposition of a Dispute.

(f)     There is no pending action, suit, proceeding, investigation or claim and, to the Knowledge of the Seller, there is no threatened action, suit, proceeding, investigation or claim to which (A) the Seller, or (B) to the Knowledge of the Seller, the Licensee or any Sublicensee (in the case of this clause (B), solely to the extent any such action, suit, proceeding, investigation or claim relates to the practice of the AcelRx Patents under the License Agreement) is a party, that claims that the manufacture, use, marketing, sale, offer for sale, importation or distribution of the Licensed Product infringes on any patent or other intellectual property rights of any Third Party or constitute misappropriation of any other Person’s trade secrets or other intellectual property rights. To the Knowledge of the Seller, there are no issued Patents owned by any Third Party that would reasonably be expected to be infringed by the manufacture, use, marketing, sale, offer for sale, importation or distribution of the Licensed Product in the any country in the Territory and, to the Knowledge of the Seller, there are no pending patent applications owned by any Third Party containing claims that could reasonably be expected to issue in a granted patent that would be infringed by the manufacture, use, marketing, sale, offer for sale, importation or distribution of the Licensed Product in any country in the Territory.

(g)     To the Knowledge of the Seller, there is no Person infringing any of the AcelRx Patents, nor has the Seller received any notice under the License Agreement of infringement of any of the AcelRx Patents. To the Knowledge of the Seller, no claims of any AcelRx Patent are being asserted by the Licensee or any other Person in any action, suit or proceeding of any kind.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(h)     To the Knowledge of the Seller, each AcelRx Patent and each Assigned Patent granted by the European Patent Office includes at least one valid and enforceable claim that covers the Licensed Product and, to the Knowledge of the Seller, is valid and enforceable in each of the designated countries identified in Exhibit C in which such Patents have been validated.

(i)     Except for the AcelRx Patents, neither the Seller nor any of its Affiliates owns or controls any Patents that, absent a license, would be infringed by the manufacture, use, sale, offer for sale or importation of the Licensed Product in the Territory.

(j)     The Seller has not received and is not otherwise in possession of any written legal opinion (which, for purposes of clarity, [*]) with respect to any Third Party intellectual property rights relating to any AcelRx Patent or the Licensed Product, including any freedom-to-operate, product clearance, patentability or right-to-use opinion.

Section 3.12     Regulatory Approval, Manufacturing and Marketing. The Seller is and, to the Knowledge of the Seller, the Licensee is in compliance in all material respects with their respective obligations to develop the Licensed Product, and to seek and obtain and maintain Regulatory Approval for the Licensed Product pursuant to the License Agreement.

Section 3.13     Related Agreements. (a) Other than the Transaction Documents, the Licensee Consent, the License Agreement, the Confidentiality Agreement, the Manufacture and Supply Agreement, the agreements identified on Exhibit 1.83 to the License Agreement, and, taking into account the release of the Liens relating to the Hercules Agreement that the Seller represents and warrants shall occur concurrently with the Closing, solely with respect to clause (ii) below, the Hercules Agreement, there is no contract, agreement or other arrangement to which the Seller is a party or by which its assets or properties is bound or committed (i) that creates a Lien on, affects or otherwise relates to the Purchased Assets or the License Agreement, or (ii) for which breach, nonperformance, termination, cancellation or failure to renew would reasonably be expected to result in a Material Adverse Effect.

(b)     The Seller has provided to the Purchaser a true, correct and complete copy of the License Agreement and the Manufacture and Supply Agreement. The Seller has provided to the Purchaser true, correct and complete copies of (i) any confidentiality agreement relating to the License Agreement between the Seller or any of its Affiliates and the Licensee and (ii) any Royalty Reports delivered to the Seller by the Licensee pursuant to Section 7.5 of the License Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     The License Agreement is in full force and effect and is the legal, valid and binding obligation of the Seller and the Licensee, enforceable against the Seller and the Licensee in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and general equitable principles. The execution and delivery of, and performance of obligations under, the License Agreement were and are within the powers of the Seller and, to the Knowledge of the Seller, the Licensee. The License Agreement was duly authorized by all necessary action on the part of, and validly executed and delivered by, the Seller and, to the Knowledge of the Seller, the Licensee. The Seller is not in breach or violation of or in default under the License Agreement or the Manufacture and Supply Agreement, and has not previously been in breach or violation of or in default under the License Agreement or the Manufacture and Supply Agreement. To the Knowledge of the Seller, the Licensee is not in breach or violation of or in default under, and has not previously been in breach or violation of or in default under, the License Agreement or the Manufacture and Supply Agreement. To the Knowledge of the Seller, no event or circumstance has occurred that, upon notice or the passage of time, or both, would reasonably be expected to constitute or give rise to any breach or default in any material respect in the performance of the License Agreement or the Manufacture and Supply Agreement by the Seller or, to the Knowledge of the Seller, the Licensee. Immediately following the execution and delivery of the Transaction Documents and the Closing, the License Agreement will continue in full force and effect, without modification, except as expressly set forth in the Licensee Instruction relating thereto as specified in the Transaction Documents, and shall remain the legal, valid and binding obligation of the Seller and, to the Knowledge of the Seller, the Licensee, enforceable against the Seller and, to the Knowledge of the Seller, the Licensee in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and general equitable principles. The Licensee has not notified the Seller in writing or otherwise that it believes the transactions contemplated by the Transaction Documents will result in a breach, violation, cancellation or termination of, constitute a default under, or give the Licensee the right to exercise any remedy or obtain any additional rights under, the License Agreement. Except as set forth in the Licensee Consent and the Hercules Agreement, and excluding the Licensee Instruction, the Financing Statements and any applicable filings that will be made with the SEC, neither the Licensee nor any other Person (as a result of any agreement or other action of the Seller) has any right to consent to, approve, review or receive notice of the execution and delivery of the Transaction Documents by the Seller and the Closing.

(d)     The Seller has not waived any rights or defaults under the License Agreement or released the Licensee, in whole or in part, from any of its obligations under the License Agreement. Neither the Seller nor the Licensee has agreed to amend or waive any provision of the License Agreement, and the Seller has not received or submitted any proposal to do so and, to the Knowledge of the Seller, the Licensee has not made, and does not intend to make, any proposal to do so.

(e)     No event has occurred that would give the Licensee the right to terminate the License Agreement or cease paying Royalties thereunder (it being understood that the Licensee may terminate the License Agreement without cause by providing 180 days note to the Licensee). To the Knowledge of the Seller, no event has occurred that would give the Seller the right to terminate the License Agreement. The Seller has not received any notice of an intention by the Licensee to terminate or breach the License Agreement, in whole or in part, or by the Licensee or any other Person challenging the legality, validity or enforceability of any of the License Agreement or the obligation to pay the Royalties under the License Agreement, or asserting or alleging that the Seller is currently in default of its obligations under the License Agreement. The Seller has no intention of terminating the License Agreement and has not given the Licensee any notice of termination or breach of the License Agreement, in whole or in part, or challenging the legality, validity or enforceability thereof.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)     Except as provided in the License Agreement and the Manufacture and Supply Agreement, the Seller is not a party to any agreement providing for any sharing of, or providing for or permitting any right of counterclaim, credit, reduction or deduction by contract or otherwise (a “Royalty Reduction”) or permitting any Set-off against, the Royalties payable to the Seller. The Seller has no obligation and has not otherwise agreed to make any royalty or other similar payments to a Third Party in respect of the sale of the Licensed Product in the Territory.

(g)     The Seller has not consented to an assignment, pledge, sale or other transfer (including license) by the Licensee of any of the Licensee’s rights or obligations under the License Agreement, and the Seller does not have Knowledge of any such assignment, pledge, sale or other transfer (including license) by the Licensee. Except as contemplated by Section 2.1(a) and Section 2.1(d), the Seller has not assigned, sold or otherwise transferred any of its rights or obligations, in whole or in part, and has not granted, incurred or suffered to exist any Lien (other than Grünenthal’s rights under the License Agreement, Liens created or existing under the Transaction Documents, and Liens created or existing under the Hercules Agreement that the Seller represents and warrants will be released concurrently with the Closing) on the License Agreement or any of its rights thereunder or on any of the Purchased Assets, and the Seller has not received any notice from the Licensee of the Licensee’s intent to assign, pledge, sell or otherwise transfer (including license) any of the Licensee’s rights or obligations on the License Agreement.

(h)     Neither the Seller nor the Licensee has made any claim of indemnification under the License Agreement or the Manufacture and Supply Agreement.

(i)     The Seller has not exercised its rights to conduct an audit under the License Agreement.

(j)     To the Knowledge of the Seller, it has received all amounts owed to it under the License Agreement.

(k)     To the Knowledge of the Seller, the Licensee has not granted to any other Person any sublicenses pursuant to the License Agreement.

Section 3.14     UCC Matters. The Seller’s exact legal name is, and for the preceding 9 years has been, “AcelRx Pharmaceuticals, Inc.” The Seller’s principal place of business is, and for the preceding 9 years has been, located in the State of California. The Seller’s jurisdiction of organization is, and for the preceding 9 years has been, the State of Delaware. For the preceding 9 years, the Seller has not been the subject of any merger or other corporate or other reorganization in which its identity or status was materially changed, except in each case where it was the surviving or resulting Person.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 3.15     Set-off and Other Sources of Royalty Reduction. The Licensee has no express right of Set-off under any contract or other agreement against the Royalties, or any other amounts payable to the Seller under the License Agreement except as provided under Section 7.3(b), Section 7.3(c), Section 7.3(d) or Section 12.5 of the License Agreement and Article 9 of the Manufacture and Supply Agreement (by way of its reference to Section 12.5 of the License Agreement). The Licensee has not exercised and, to the Knowledge of the Seller, the Licensee has not had and does not currently have the right to exercise, nor, to the Knowledge of Seller, does any event or condition exist that, upon notice or passage of time or both, would reasonably be expected to permit the Licensee to exercise, any Royalty Reduction or Set-off against the Royalties or any other amounts payable to the Seller under the License Agreement. There are no compulsory licenses granted under Section 7.3(b)(i) of the License Agreement or, to the Knowledge of the Seller, threatened to be granted with respect to the AcelRx Patents.

Section 3.16     Margin Stock; Investment Company. (a) The Seller is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no portion of the Purchase Price shall be used by the Seller for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.

(b)     The Seller is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, including the rules and regulations thereunder (the “Investment Company Act”).

Article IV

INTENTIONALLY OMITTED.

Article V

COVENANTS

The Parties covenant and agree as follows:

Section 5.1     Books and Records; Notices.  (a) The Seller shall keep and maintain, or cause to be kept and maintained, at all times, full and accurate books and records adequate to reflect accurately all Royalties and related financial information received under the License Agreement.

(b)     Promptly (but in no event more than five (5) Business Days) after receipt by the Seller of (i) (x) notice of the commencement by any Third Party of, or (y) written notice from any Third Party threatening to commence, in either case any action, suit, arbitration proceeding, claim, demand, dispute, investigation or other proceeding relating to this PSA, any of the other Transaction Documents, the License Agreement, any transaction contemplated hereby or thereby, the Purchased Assets or the Licensed Product (in any case other than any notice contemplated in Section 5.1(d)), or (ii) any other correspondence relating to the foregoing, the Seller shall (A) notify the Purchaser in writing of the receipt of such notice or correspondence and provide the Purchaser with a written summary of all material details thereof and (B)  furnish the Purchaser with a copy thereof (if such notice is in writing) and any materials reasonably related thereto; provided, however, that, in any event the Seller may withhold, and shall have no obligation to notify the Purchaser of, or furnish to the Purchaser, any such notice to the extent [*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     Promptly (but in no event more than five (5) Business Days) after receipt by the Seller of any written notice, demand, certificate, correspondence, report or other communication provided under the License Agreement that relates to the Royalties, the AcelRx Patents, any Joint Patents, the Purchased Assets, the License Agreement or the Licensed Product and involving circumstances or events that would reasonably be expected to result in a Material Adverse Effect (in any case, other than any notice contemplated by Section 5.1(b) or 5.1(d)), the Seller shall (i) notify the Purchaser in writing of the receipt thereof and provide the Purchaser with a written summary of all material details thereof and (ii)  furnish the Purchaser with a copy thereof; provided, however, that, in any event the Seller may withhold, and shall have no obligation to notify the Purchaser of, or furnish to the Purchaser, any such notice to the extent [*].

(d)     The Seller shall provide the Purchaser with written notice as promptly as practicable (and in any event within five (5) Business Days) after obtaining Knowledge of the occurrence of any Bankruptcy Event in respect of the Seller.

(e)     The Seller shall notify the Purchaser in writing not less than thirty (30) days prior to any change in, or amendment or alteration of, the Seller’s (i) legal name, (ii) form or type of organizational structure or (iii) jurisdiction of organization; provided, that, if any change in the Seller’s name, identity, legal entity type or jurisdiction of organization would make any financing or continuation statement or notice of lien filed in connection with this PSA seriously misleading within the meaning of applicable provisions of the UCC, the Seller hereby authorizes the Purchaser to file such amendments as may be required to preserve and protect the Purchaser’s title and interest in and to the Purchased Assets and proceeds thereof and the collateral, if any, related thereto; it is understood that, during the term of this PSA, the Seller shall maintain its jurisdiction of organization in the United States.

(f)     The Seller shall provide the Purchaser with written notice as promptly as practicable (and in any event within five (5) Business Days) after obtaining Actual Knowledge of the occurrence of (i) any breach or default by the Seller of any covenant, agreement or other provision of this PSA or any other Transaction Document; (ii) any representation or warranty made by the Seller in any of the Transaction Documents or in any certificate delivered to the Purchaser pursuant hereto proves to be untrue or inaccurate in any material respect on the date as of which made (except that any such representations and warranties that are qualified in respect of materiality or Material Adverse Effect shall prove to be untrue or inaccurate in any respect); or (iii) any change, effect, event, occurrence, state of facts, development or condition that would reasonably be expected to result in a Material Adverse Effect; provided, however, that, in any event the Seller may withhold, and shall have no obligation to notify the Purchaser of, or furnish to the Purchaser, any such notice to the extent [*].

(g)     Subject to applicable confidentiality restrictions in the License Agreement, as promptly as practicable (but in any event within five (5) Business Days) after obtaining Actual Knowledge of an infringement of any AcelRx Patents, any Joint Patents or any other AcelRx Intellectual Property Rights, a written notice describing in reasonable detail the relevant infringement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(h)     The Seller shall keep the Purchaser reasonably informed regarding the progress of the prosecution of any pending patent applications included in the AcelRx Patents that are being prosecuted by the Seller and that include claims that cover the Licensed Product before the European Patent Office and national patent offices in the Territory, as appropriate, and will promptly provide copies of office actions, responses, claim amendments and other substantive correspondence between the Seller and such patent offices. The Seller shall provide access to its staff responsible for patent prosecution and its registered European patent agents as are prosecuting such patent applications upon reasonable advance notice during normal business hours. If the Purchaser is dissatisfied with the performance of any of the Seller’s registered European patent agents retained for the prosecution of the AcelRx Patents before the European Patent Office, the Purchaser may notify the Seller of such dissatisfaction and the reasons therefor and suggest alternate registered European patent agents for the Seller’s consideration and possible retention in connection with such prosecution activities, and the Seller will consider the Purchaser’s suggestions in good faith. The Seller agrees to consider the Purchaser’s timely suggestions and advice with regard to the prosecution of such patent applications in good faith and, to the extent the Seller in good faith determines such suggestions and advice are legally and commercially reasonable and beneficial to the prosecution of such patent applications, implement such suggestions and advice.

Section 5.2     Confidentiality; Public Announcement.

(a)     Except as expressly authorized in this PSA or except with the prior written consent of Seller, the Purchaser hereby agrees that (i) it will use the Confidential Information solely for the purpose of the transactions contemplated by this PSA and the other Transaction Documents and as necessary in exercising its rights and remedies and performing its obligations hereunder and thereunder; (ii) it will keep confidential the Confidential Information; (iii) it will not furnish or disclose to any Person any Confidential Information; and (iv) it shall take the same commercially reasonable steps to protect the Confidential Information as it takes to protect its own proprietary and confidential information. Notwithstanding anything to the contrary set forth in this PSA, the Parties acknowledge and agree that Confidential Information shall not include any information to the extent it can be established by competent written records (A) is, at the time of disclosure, or thereafter becomes, a part of the public domain or publicly known or available, other than through any act or omission of the Purchaser in breach of its obligations under this Section 5.2, (B) was known to the Purchaser, other than under an obligation of confidentiality, at the time of disclosure to the Purchaser, (C) is, at the time of disclosure, or thereafter becomes, known to the Purchaser from a source other than the Seller that had a lawful right to disclose such information to others and who, to the best knowledge of the Purchaser, did not directly or indirectly receive such information from the Seller under an obligation of confidentiality or (D) was independently developed by the Purchaser without use or reference to any Confidential Information or proprietary information or materials of the Seller.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     Notwithstanding anything to the contrary set forth in this PSA, the Purchaser may, without the consent of Seller, furnish or disclose Confidential Information to any potential or actual purchaser, transferee or assignee (and their respective directors, officers, employees, agents, attorneys, accountants, and other advisors and representatives (collectively, the “Representatives”)) of all or any portion of the Purchased Assets to whom the Purchaser is entitled to sell, transfer or assign the Purchased Assets (or portion thereof) under Section 9.4 of this PSA, in each case in connection with such sale, transfer or assignment, provided that such potential or actual purchaser, transferee or assignee (and their respective Representatives) shall be informed of the confidential nature of such information and such potential or actual purchaser, transferee or assignee shall have agreed in writing to be bound by confidentiality provisions at least as stringent as this Section 5.2. Each Party hereby acknowledges that the United States federal and state securities laws prohibit any Person that has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

(c)     In the event that the Purchaser, its Affiliates or their respective Representatives are required, in the opinion of its counsel, by Applicable Law or legal or judicial process (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to furnish or disclose any portion of the Confidential Information, the Purchaser shall, except where impracticable, provide the Seller, as promptly as practicable, with written notice of the existence of, and terms and circumstances relating to, such requirement, and the Purchaser shall, at the sole cost and expense of the Seller, use efforts to secure confidential treatment of such Confidential Information at least as diligent as the Purchaser would use to perfect its own confidential information, but in no event less than reasonable efforts; provided that any Confidential Information so disclosed shall still be subject to the restrictions on use set forth in this Section 5.2 and, in any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information in these circumstances; provided, further, that, for the avoidance of doubt, this Section 5.2(c) shall not apply to any disclosures or furnishings of Confidential Information (or any portion thereof) related to or arising from the disclosure requirements of the SEC, the NASDAQ stock market or any other stock exchange on which securities issued by a Party or its Affiliates are traded and such disclosures shall be made in accordance with the second sentence of Section 5.2(e) (except with respect to the filing of this PSA). Any disclosure of Confidential Information by the Purchaser in compliance with the provisions of this Section 5.2(c) shall not be a breach of the Purchaser’s obligations under this Section 5.2.

(d)     As soon as reasonably practicable following the Closing Date, one or both of the Parties shall issue a mutually agreed to press release substantially in the applicable form attached hereto as Exhibit D. Except as required by Applicable Law (including disclosure requirements of the SEC, the NASDAQ stock market or any other stock exchange on which securities issued by a Party or its Affiliates are traded), neither Party shall make any other public announcement concerning this PSA or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld or delayed; provided that it shall not be unreasonable for the Seller to withhold consent with respect to any public announcement containing any of the Confidential Information. In the event of a required public announcement, to the extent practicable under the circumstances, the Party making such announcement shall provide the other Party with a copy of the proposed text of such announcement sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)     The Parties shall coordinate in advance with each other in connection with the filing of this PSA (including redaction of certain provisions of this PSA) with the SEC, the NASDAQ stock market or any other stock exchange or Governmental Authority on which securities issued by a Party or its Affiliate are traded, and each Party shall use reasonable efforts to seek confidential treatment for the terms of this PSA proposed to be redacted, if any; provided that each Party shall ultimately retain control over what information to disclose to the SEC, the NASDAQ stock exchange or any other stock exchange or Governmental Authority, as the case may be, and provided further that the Parties shall use their reasonable efforts to file redacted versions with any Governmental Authorities which are consistent with redacted versions previously filed with any other Governmental Authorities. Other than such obligation, neither Party (nor its Affiliates) shall be obligated to consult with or obtain approval from the other Party with respect to any filings to the SEC, the NASDAQ stock market or any other stock exchange or Governmental Authority. For clarity, once a public announcement or other disclosure is made by a Party in accordance with Section 5.2(d) or Section 5.2(e), then no further consent or compliance with Section 5.2(d) or Section 5.2(e) shall be required for any substantially similar disclosure thereafter.

(f)     Notwithstanding anything to the contrary in this PSA, the Parties (and each of their respective employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the U.S. federal, state and local income tax treatment of the transactions contemplated by this PSA and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state, and local tax treatment and that may be relevant to understanding such U.S. federal, state, and local tax treatment.

Section 5.3     Further Assurances. (a) Subject to the terms and conditions of this PSA, each Party shall execute and deliver such other documents, certificates, instruments, agreements and other writings, take such other actions and perform such additional acts under Applicable Law as may be reasonably requested by the other Party to consummate and implement expeditiously the transactions contemplated by, and to carry out the purposes and intent of the provisions of, this PSA and the other Transaction Documents, including to (i) perfect the sale, assignment, transfer, conveyance, grant and contribution of the Purchased Assets to the Purchaser pursuant to this PSA, (ii) perfect, protect, more fully evidence, vest and maintain in the Purchaser good, valid and marketable rights and interests in and to the Purchased Assets free and clear of all Liens (other than Liens under the Transaction Documents), (iii) create, evidence and perfect the Purchaser’s back-up security interest granted pursuant to Section 2.1(d) and (iv) enable the Purchaser to exercise or enforce any of the Purchaser’s rights under any Transaction Document to which the Purchaser is party.

(b)     The Seller and the Purchaser shall cooperate and provide assistance as reasonably requested by the other Party, at the expense of such other Party (except as otherwise set forth herein), in connection with any litigation, arbitration, investigation or other proceeding (whether threatened, existing, initiated or contemplated prior to, on or after the Closing Date) to which the other Party, any of its Affiliates or controlling persons or any of their respective officers, directors, managers, agents, equityholders, employees or controlling persons is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interest, in each case relating to any Transaction Document, the transactions contemplated hereby or thereby, the Purchased Assets or the License Agreement, but in all cases excluding any litigation brought by the Seller (for itself or on behalf of any Seller Indemnified Party) against the Purchaser or brought by the Purchaser (for itself or on behalf of any Purchaser Indemnified Party) against the Seller.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     The Seller shall comply with all Applicable Laws with respect to the Transaction Documents, the License Agreement, the Licensed Product and the Purchased Assets, except where compliance therewith (and only so long as such compliance) is being contested by the Seller in good faith by appropriate proceedings and except where any non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(d)     The Seller shall not enter into any contract, agreement or other legally binding arrangement (whether written or oral), or grant any right to any other Person, in any case that would reasonably be expected to conflict with the Transaction Documents or the rights granted to the Purchaser thereunder, impair the Seller’s ability to perform its obligations under the Transaction Documents or that would reasonably be expected to serve or operate to limit, impair or circumscribe any of the Purchaser’s rights under the Transaction Documents (or the Purchaser’s ability to exercise any such rights).

(e)     The Seller shall (i) perform and comply in all material respects with its obligations under the License Agreement and (ii) not, without the prior written consent of the Purchaser and the Subsequent Purchaser (which consent shall not be unreasonably withheld, delayed, or conditioned), amend, modify, supplement, restate, waive, cancel or terminate (or consent to any cancellation or termination of and including any termination by merger, by operation of law or otherwise), in whole or in part, any provision of or right under the License Agreement, other than any provision relating solely to Manufacturing Matters, where any such amendment, modification, supplement, restatement, waiver, cancellation or termination would reasonably be expected to result in a Material Adverse Effect.

(f)     On or promptly following the Closing Date, the Seller shall pay all commissions and broker’s fees owed to Credit Suisse Securities (USA) LLC by the Seller in connection with the transactions contemplated by this PSA.

(g)     The Seller shall not, directly or indirectly, transfer (including by way of any derivative arrangement) any of its interest in the Purchaser to any Person that is not a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended, including the rules and regulations thereunder and otherwise in accordance with the provisions of this PSA (unless such transfer does not otherwise cause the Purchaser to become subject to the registration requirements of the Investment Company Act and prior to effecting such transfer the Seller provides an opinion of counsel addressed to the Subsequent Purchaser and in a form satisfactory to the Subsequent Purchaser to that effect).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.4     Payments on Account of the Purchased Assets. (a) If, notwithstanding the terms of the Licensee Instruction, the Licensee, any Sublicensee or any other Person makes any future payment in respect of the Payment Rights to the Seller or any of its Affiliates (other than the Purchaser), then (i) the portion of such payment that represents the Payment Rights payable to the Purchaser shall be held by the Seller (or such Affiliate) in trust for the benefit of the Purchaser in a segregated account, (ii) the Seller (or such Affiliate) shall have no right, title or interest whatsoever in such portion of such payment and shall not create or suffer to exist any Lien thereon and (iii) the Seller (or such Affiliate) promptly, and in any event no later than two (2) Business Days following the receipt by the Seller (or such Affiliate) of such portion of such payment, shall remit by wire transfer of immediately available funds such portion of such payment to the Company Collection Account in the exact amount received with all necessary endorsements (if applicable).

(b)     If the Licensee, any Sublicensee or any other Person takes any Set-off based on any obligation or amount owing by the Seller or any of its Affiliates that does not constitute a Permitted Set-off hereunder and has the effect of reducing amounts required to be paid by the Licensee in respect of the Royalties, then the Seller promptly, and in any event no later than two (2) Business Days after the Seller acquires Knowledge of such Set-off, shall remit by wire transfer of immediately available funds an amount equal to 75% of such Set-off to the Company Collection Account (which amount, the Parties acknowledge and agree, shall not be considered Licensor Retained Amounts for any purpose). Any payments made by the Seller pursuant to this Section 5.4(b) shall reduce on a dollar-for-dollar basis any amounts that would otherwise be payable under Section 5.4(b) of the SPSA by the Purchaser for the same Set-off. The Parties acknowledge and agree that, to the extent the Seller has made any payments to the Company Collection Account for any Set-off based on the first sentence of this paragraph (b) and all or any portion of the amount so paid is subsequently paid by or on behalf of Licensee (including through recovery on any judgment or from insurance) to any of the Company Collection Account, the Seller, the Purchaser or the Subsequent Purchaser in payment of all or such portion of such previously Set-off amount, such amount so paid by or on behalf of Licensee (or received through such recovery or insurance) shall for all purposes be considered Licensor Retained Amounts.

(c)     The Seller shall make all payments required to be made by it to the Purchaser pursuant to this PSA by wire transfer of immediately available funds, to the account set forth as the “Purchaser Account” on Exhibit E (or to such other account as the Purchaser shall notify the Seller in writing from time to time) (the “Purchaser Account”).

(d)     If (i) the Licensee, any Sublicensee or any other Person makes any payment to the Purchaser of any amounts under the License Agreement other than the Payment Rights, or (ii) the Subsequent Purchaser makes any payment to Purchaser under Section 5.4(d) of the SPSA, then except to the extent such payment is transferred by the Servicer from the Company Collection Account pursuant to Section 3.01(c) first of the Servicing Agreement, (x) such payment shall be held by the Purchaser in trust for the benefit of the Seller in a segregated account, (y) the Purchaser shall have no right, title or interest whatsoever in such payment and shall not create or suffer to exist any Lien thereon and (z) the Purchaser promptly, and in any event no later than three (3) Business Days following the receipt by the Purchaser of such payment, shall remit such payment to the Seller Account pursuant to Section 5.4(e) in the exact amount received with all necessary endorsements (if applicable).

(e)     The Purchaser shall make all payments required to be made by it to the Seller pursuant to this PSA by wire transfer of immediately available funds in United States dollars, to the account set forth on Exhibit F (or to such other account as the Seller shall notify the Purchaser in writing from time to time) (the “Seller Account”).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)     Any payments made by the Seller to the Purchaser under this PSA shall be made free and clear of and without deduction or withholding for any Taxes, except as required by Applicable Law. If the Seller is required by Applicable Law to deduct or withhold any Tax from any sums payable to the Purchaser, then (i) the Seller shall make such deductions or withholdings and pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law and provide the Purchaser with written evidence that such payment was made; (ii) such deducted or withheld amounts shall be treated as if paid by the Seller to the Purchaser under this PSA and the Seller shall not be required to pay additional amounts in respect of such deducted or withheld Taxes to the Purchaser other than solely with respect to any deductions or withholdings on account of Covered Taxes, and (iii) solely with respect to any deductions or withholdings on account of Covered Taxes, the sum payable by the Seller to the Purchaser shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.4(f)) the Purchaser receives an amount equal to the sum it would have received had no such deductions or withholdings been made.

(g)     Any payments made by the Purchaser to the Seller under this PSA shall be made free and clear of and without deduction or withholding for any Taxes, except as required by Applicable Law. If the Purchaser is required by Applicable Law to deduct or withhold any Tax from any sums payable to Seller, then (i) the Purchaser shall make such deductions or withholdings and pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law and provide the Seller with written evidence that such payment was made, (ii) such deducted or withheld amounts shall be treated as if paid by the Purchaser to the Seller under this PSA, and the Purchaser shall not be required to pay additional amounts in respect of such deducted or withheld Taxes to the Seller other than solely with respect to any deductions or withholdings on account of Covered Taxes (provided, that, for purposes of this Section 5.4(g), all references to the Seller in clauses (i) through (iii) of the definition of Covered Taxes shall instead be deemed to be references to the Purchaser), and (iii) solely with respect to any deductions or withholdings on account of Covered Taxes, the sum payable by the Purchaser to the Seller shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.4(g)) the Seller receives an amount equal to the sum it would have received had no such deductions or withholdings been made.

Section 5.5     License Agreement . (a) The Seller (i) shall perform and comply with in all material respects its obligations under the License Agreement, (ii) shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed, or conditioned, (A) forgive, release or compromise any Royalties payable by the Licensee under the License Agreement or (B) grant or create any Liens (other than (I) Liens created or existing under the License Agreement or the Transaction Documents, (II) Liens on the Licensor Retained Amounts and related amounts under the License Agreement, and (III) Liens under the License Agreement related to monitoring and enforcement of, or otherwise related to, the rights described in clause (II) or the Seller’s rights described in clauses (b) and (c) of the definition of “Purchased Assets”) on the License Agreement, (iii) shall not enter into any new contract, agreement or legally binding arrangement in respect of the Purchased Assets (other than in connection with the non-exclusive rights to certain of the Purchased Assets that it retains under clauses (b) and (c) of the definition thereof), the AcelRx Patents with respect to the Field in the Territory or the sale of the Licensed Product in the Territory without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed, or conditioned, and (iv) except as provided in Section 5.6, shall not agree to do any of the foregoing. The Seller shall promptly (and in any case within five (5) Business Days) deliver to the Purchaser copies of all fully-executed or definitive writings related to the matters set forth in clauses (ii), (iii) and (iv) of the immediately preceding sentence except to the extent such writing is related solely to Manufacturing Information or Manufacturing Matters and does not relate to any claims of the Licensee or any liability of the Seller under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     Except as otherwise expressly set forth in this ARTICLE V, the Seller shall not, without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, delayed, or conditioned, grant or withhold any consent, exercise or waive any right or option, fail to exercise any right, grant or option or deliver to the Licensee any notice under, in respect of, affecting or relating to the Purchased Assets, the AcelRx Patents, any Joint Patents, the Licensed Product or the License Agreement, except in each case where doing so would not reasonably be expected to result in a Material Adverse Effect (excluding from such prohibition any Manufacturing Matters that do not relate to any claims of the Licensee or any liability of the Seller under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement). The Seller shall promptly (and in any case within five (5) Business Days) deliver to the Purchaser copies of all fully-executed or definitive writings related to the matters set forth in the immediately preceding sentence where the Purchaser’s prior written consent is required.

(c)     Promptly (and in any case within five (5) Business Days) after receiving (i) notice from the Licensee, including any notice terminating the License Agreement in whole or in part, alleging any breach of or default under the License Agreement by the Seller or asserting the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a breach of or default under the License Agreement by the Seller or the right to terminate the License Agreement (in whole or in part) by the Licensee, or (ii) any other correspondence relating to the foregoing, in each case the Seller shall (A) (x) give written notice thereof to the Purchaser and provide the Purchaser with a written summary of all material details thereof, (y) include a copy of any written notice received from the Licensee, and (z) in the case of any breach or default or alleged breach or default by the Seller, describe in reasonable detail any corrective action the Seller proposes to take in respect of such breach or default or alleged breach or default, and (B) in the case of any actual breach or default by the Seller and after consultation with the Purchaser, use commercially reasonable efforts to cure such breach or default and give written notice to the Purchaser upon curing such breach or default; provided, however, that, if the Seller fails to promptly cure any such actual breach or default (other than any such breach or default that involves solely a Manufacturing Matter that does not relate to any claims of the Licensee or any liability of the Seller under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement), without limiting any other rights it may have, the Purchaser shall, upon written notice to the Seller, be entitled to (x) pay directly to the Licensee any amounts due and payable under the License Agreement from the Seller to the Licensee the nonpayment of which constitutes any such breach or default and (y) take any and all actions the Purchaser considers reasonably necessary to promptly cure, or cause the Seller to cure, any such breach or default that does not entail nonpayment of any amount due from the Seller to the Licensee under the License Agreement, to the extent it is possible to cure such breach or default. The Seller shall reasonably cooperate, with the Purchaser in its effort to cure or cause the Seller to cure any such actual breach or default, and shall reimburse the Purchaser, promptly (but in no event later than five (5) Business Days) following demand, for all out-of-pocket costs and expenses incurred by the Purchaser in connection therewith.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)     Promptly after the Seller obtains Knowledge of a material breach of or material default under, or an alleged material breach of or material default under, the License Agreement by the Licensee (the “Defaulting Party”) or of the existence of any facts, circumstances or events that, alone or together with other facts, circumstances or events, would reasonably be expected (with or without the giving of notice or passage of time, or both) to give rise to a material breach of or material default under the License Agreement by the Defaulting Party or would give rise to the right to terminate the License Agreement (in whole or in part) by the Seller, in each case the Seller shall (i) promptly (but in any event within five (5) Business Days) give written notice to the Purchaser and provide the Purchaser with a written summary of all material details thereof (excluding any Manufacturing Information or Manufacturing Matter that does not relate to any claims of the Licensee or any liability of the Seller under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement). In the event of any such material breach or material default, the Seller shall proceed in consultation with the Purchaser and take all commercially reasonable actions (including commencing legal actions against the Licensee using legal counsel reasonably satisfactory to each of the Seller and the Purchaser) to enforce compliance by the Licensee with the relevant provisions of the License Agreement and to exercise any or all of the rights and remedies available, whether under the License Agreement or by operation of Applicable Law or equity, with respect thereto, in the Seller’s capacity as Servicer under the Servicing Agreement. The Purchaser acknowledges and agrees that it shall have no right to enforce any rights or remedies directly on its own behalf and shall rely on the Servicer or the Replacement Servicer under the Servicing Agreement for such enforcement in accordance with the terms of the Servicing Agreement. Without limiting the foregoing, the Purchaser shall have no claims or rights (i) to seek to cause or enforce performance under the License Agreement by the Licensee, including but not limited to alleging any failure by the Licensee to use the level of effort required by the License Agreement in the performance of the Licensee’s obligations thereunder, directly on its own behalf (and shall rely on the Servicer or the Replacement Servicer under the Servicing Agreement for such enforcement in accordance with the terms of the Servicing Agreement), or (ii) to seek payment of any amounts due from or to any party under the License Agreement or the Manufacture and Supply Agreement, other than amounts constituting Payment Rights, and in that case only in accordance with the Servicing Agreement. It is acknowledged and agreed that the Licensee is entitled to Royalty Reductions and Set-offs, under and in accordance with the License Agreement and the Manufacture and Supply Agreement, with respect to payments due to the Licensor and its assignees (including the Purchaser) as and to the same extent as the Licensee would be entitled to Royalty Reductions and Set-offs with respect to such payments thereunder prior to giving effect to any assignment (including the transactions contemplated by this PSA), including but not limited to any Royalty Reductions and Set-offs to which the Licensee may be entitled thereunder in the case of any failure or delay in the supply of Licensed Product by the Licensor or its Affiliates.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)     To the extent permitted under the License Agreement, the Seller shall (i) take any and all actions, and prepare, execute, deliver and file any and all agreements, documents and instruments, that are reasonably necessary or desirable to diligently preserve, prosecute and maintain the AcelRx Patents and any Joint Patents, including payment of maintenance fees or annuities, at the sole cost and expense of the Seller, and (ii) diligently defend (and enforce) the applicable AcelRx Patents and any Joint Patents against infringement or interference by any other Person in the Field and in any jurisdiction in the Territory, and against any claims of invalidity or unenforceability, in the Field and in any jurisdiction in the Territory and, in connection with any such defense and enforcement activities, shall proceed in consultation with the Purchaser and take all commercially reasonable actions (including by bringing any legal action for infringement or defending any counterclaim of invalidity or action of any other Person for declaratory judgment of non-infringement or non-interference using legal counsel reasonably satisfactory to each of the Seller and the Purchaser) to so diligently defend (and enforce) the applicable AcelRx Patents and any Joint Patents. In the event that the Parties agree that the Seller shall not control the defense or prosecution of any of the claims or actions to which reference is made in clause (ii) above in this Section 5.5(e) (including any enforcement of AcelRx Patents and any Joint Patents against infringement or interference by any other Person in the Field and in any jurisdiction in the Territory), the Purchaser shall have the right to do so, with counsel appointed by the Purchaser, subject to the applicable terms of the Servicing Agreement with respect to allocation of responsibility for the costs associated therewith. The Seller shall have the right, at its sole expense, to participate in (but not control) any action, suit or other proceeding described in clause (ii) above in this Section 5.5(e) that the Purchaser controls pursuant the immediately preceding sentence. The Seller shall not disclaim or abandon, or fail to take any commercially reasonable action necessary or desirable to prevent the disclaimer or abandonment of, any AcelRx Patents or any Joint Patents during any Royalty Term (as defined in Section 7.3 of the License Agreement) without the prior written consent of the Purchaser.

(f)     Except in connection with any assignment by the Seller of its rights and a delegation by the Seller of its obligations under this PSA pursuant to and in accordance with Section 9.4 of this PSA or any assignment by the Seller in accordance with Section 16.4 or Section 16.10 of the License Agreement or any sale, transfer, disposition or assignment of any Licensor Retained Amounts, the Seller shall not dispose of, assign or otherwise transfer, in whole or in part, the License Agreement (other than pursuant to this PSA and other than its rights to the Licensor Retained Amounts and related amounts under the License Agreement, its rights described in clauses (b) and (c) of the definition of “Purchased Assets,” and its rights under the License Agreement related to monitoring and enforcement of, or otherwise related to, the aforementioned rights) or any of the Seller’s right, title or interest in or to the AcelRx Patents or any Joint Patents with respect to the rights under such AcelRx Patents or Joint Patents under the License Agreement (which, for purposes of clarity, shall not prohibit the Seller from entering into licenses or similar arrangements with respect to the AcelRx Patents or any Joint Patents outside the Field or outside the Territory). The Seller shall not, except for Liens granted or created in connection with transactions or arrangements effected in accordance with the immediately preceding sentence, grant or create any Lien on any of its rights, title or beneficial interest in, to or under, whether directly or indirectly, the License Agreement or the AcelRx Patents or Joint Patents with respect to the rights under such AcelRx Patents or Joint Patents under the License Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g)     Subject to the Servicing Agreement, the provisions of the License Agreement and the Manufacture and Supply Agreement and any rights of the Licensee under either the License Agreement or the Manufacture and Supply Agreement and any limitations that Seller reasonably requires to protect the attorney-client privilege based on advice from outside counsel (provided that, where so advised, the Seller shall enter into a joint defense agreement or other agreement with the Purchaser in order to maintain the attorney-client privilege of any information shared with the Purchaser), the Seller shall make available its relevant records and personnel to the Purchaser in connection with any prosecution of litigation by the Seller against the Licensee to enforce any of the Purchaser’s rights under this PSA, including with respect to any of the Purchased Assets. Subject to the Servicing Agreement, the provisions of the License Agreement and the Manufacture and Supply Agreement and any rights of the Licensee under either the License Agreement or the Manufacture and Supply Agreement and any limitations that the Seller reasonably requires to protect the attorney-client privilege based on advice from outside counsel (provided that, where so advised, the Seller shall enter into a joint defense agreement or other agreement with the Purchaser in order to maintain the attorney-client privilege of any information shared with the Purchaser), the Seller shall make available its relevant records and personnel to the Purchaser in connection with any prosecution of litigation by the Seller with respect to the matters covered by Section 5.5(e).

(h)     The Seller shall not grant any license, sublicense or other right in or to the AcelRx Intellectual Property Rights covering the Licensed Product with respect to the Territory and in the Field, unless such license, sublicense or other right becomes a License Agreement hereunder and the royalties under such license become part of the Purchased Assets.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.6     Termination of the License Agreement. (a) Without limiting the provisions of Section 5.5 or any other rights or remedies the Purchaser may have under this PSA, if during the Royalty Term the Licensee terminates or provides written notice of termination of the License Agreement or the License Agreement otherwise terminates in each case either with respect to the entire Territory or with respect to any of France, Germany, Italy, Spain or the United Kingdom, then, the Seller shall use commercially reasonable efforts to negotiate a replacement license agreement for the License Agreement or, in the case of a partial termination of the License Agreement, with respect to the portion of the Territory to which the termination relates covering, at a minimum, the grant of an exclusive license under the AcelRx Intellectual Property Rights to make, have made, use, import, offer for sale and sell the Licensed Product or a suitable other product in the same geographical territories as those covered by the License Agreement (or the portion of the Territory to which the termination relates) on the most favorable economic terms (to the licensor) reasonably practicable in light of then-prevailing market conditions (any such license, a “New Arrangement”). If the Seller identifies any New Arrangement, the Seller shall present the material terms of the New Arrangement to the Purchaser and, upon the express written consent of the Purchaser (which consent shall not be unreasonably withheld), the Seller shall include the royalties payable under such New Arrangement (other than the royalties and milestone and other payments that correlate to the Licensor Retained Amounts) with respect to the Licensed Product as a Purchased Asset and/or enter into, duly execute and deliver a new license agreement effecting such New Arrangement (“New License Agreement”). If the Seller identifies or enters into a New Arrangement, Seller agrees to comply with the provisions of this PSA in connection with the New Arrangement by including the royalty payments owing to Seller thereunder (other than the royalties and milestone and other payments that correlate to the Licensor Retained Amounts) in the Purchased Assets, and references herein to the Purchased Assets and the License Agreement with respect to the Licensed Product shall be deemed to include any New Arrangement and New License Agreement, and all related definitions and references in the Transaction Documents shall be deemed to be references to the New Arrangement and New License Agreement without further action by the parties to amend the Transaction Documents. Notwithstanding the foregoing, the Purchaser, at its sole election by written notice to the Seller following any such termination, shall have the right to negotiate a New Arrangement and New License Agreement in collaboration with the Seller, and the Seller shall provide reasonable assistance to and cooperate with the Purchaser, at the Purchaser’s sole discretion, in such efforts as the Purchaser shall undertake in connection with the negotiation of a New Arrangement and New License Agreement. Any such New Arrangement or New License Agreement shall (i) become effective not earlier than the effective date of such termination of the License Agreement, (ii) expire not later than the last day of the Royalty Term (and, if such termination is only in part in respect of the Licensed Product in any of France, Germany, Italy, Spain or the United Kingdom (and not the entire Territory), the Royalty Term for purposes of the foregoing shall be such term that is applicable under the License Agreement for the Licensed Product in such country) and (iii) include terms, conditions and limitations that are not materially less favorable to the Seller or the Purchaser, taking into account the sale of the Purchased Assets (and the retention of the Licensor Retained Amounts) pursuant to the Transaction Documents, than those contained in the License Agreement, including with respect to obligations and costs imposed on the Seller, disclaimers of and limitations on the Seller’s liability, intellectual property ownership and control and indemnification.

(b)     Should the Purchaser identify any New Arrangement or New License Agreement pursuant to Section 5.6(a), the Seller agrees to duly execute and deliver the New License Agreement effecting such New Arrangement that satisfies the foregoing requirements promptly upon the written request of the Purchaser.

Section 5.7     Audits. (a) The Seller shall not, without the prior written consent of the Purchaser, and the Seller shall, upon the written request of the Purchaser, cause an audit of the Licensee’s books and records to be conducted pursuant to and in accordance with Section 8.5 of the License Agreement. For the purposes of exercising the Purchaser’s rights pursuant to this Section 5.7(a), the Seller shall appoint such certified public accountant as the Seller, in its capacity as Servicer, shall select for such purpose (it being understood and agreed that any such certified public accountant shall, pursuant to Section 8.5 of the License Agreement, be reasonably acceptable to the Licensee, which acceptance is not to be unreasonably withheld or delayed) and which certified public accountant is reasonably acceptable to the Purchaser. The Seller and the Purchaser agree that all of the expenses of any audit carried out at the request of the Purchaser pursuant to this Section 5.7(a) that would otherwise be borne by the Seller pursuant to the License Agreement shall instead be borne by the Purchaser and the Seller on a pro rata basis, with the Purchaser bearing 75% of any such expenses and the Seller bearing 25% of such expenses, and with such expenses as are to be borne by the Purchaser being reimbursed to the Seller promptly on demand, including (i) the pro rata portion of such reasonable fees and expenses of such certified public accountant as are to be borne by the Seller pursuant to Section 8.5 of the License Agreement and (ii) the pro rata portion of the Seller’s reasonable and bona fide out-of-pocket costs and expenses incurred in connection with such inspection or audit. The Seller shall furnish to the Purchaser any audit report prepared in connection with such audit, provided that any information regarding Manufacturing Matters or Manufacturing Information that does not relate to any claims of the Licensee or any liability of the Seller under Article 9 of the Manufacture and Supply Agreement by way of its reference to Section 12.5 of the License Agreement may be omitted from such report by the auditor or may be redacted by the Seller prior to providing such report to the Purchaser.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     In the event that any audit conducted pursuant to Section 5.7(a) uncovers that the amounts actually paid to the Purchaser for any period in respect of the Purchased Assets was less than the amounts that should have been paid to the Purchaser for such period in respect of the Purchased Assets, the Seller, in its capacity as Servicer, shall expeditiously pursue collection of such underpayment, together with interest thereon and reimbursement for the expenses of such inspection or audit, from the Licensee in accordance with and to the extent provided under Section 8.5 of the License Agreement.

Section 5.8     Tax Matters. (a)     The Seller and Purchaser shall each be liable for, and shall pay when due, [*] of any Transfer Taxes payable by reason of the transfer of the Purchased Assets under this PSA and the transfer of the Purchased Interest under the SPSA and shall file all necessary returns, reports or other filings with respect to all such Transfer Taxes.

(b)     At the Purchaser’s reasonable expense, (i) the Seller will use commercially reasonable efforts (including upon the Purchaser’s reasonable request) to file any Tax form or other documentation required to be filed by the Seller under Applicable Law in effect as of the date hereof that would enable the Purchaser to receive payments under this PSA and the License Agreement free from, or at a reduced rate of, withholding Tax or other Taxes that would result in a reduction of Royalties, and (ii) the Seller will use commercially reasonable efforts to file any other Tax form or other documentation required to be filed by Seller under Applicable Law that is not in existence as of the date hereof that would enable the Purchaser to receive payments under this PSA and the License Agreement free from, or at a reduced rate of, withholding Tax or other Taxes that would result in a reduction to the definition of “Royalties” unless, in the Seller’s reasonable judgment, the completion, execution or submission of such Tax form or documentation would materially prejudice the legal or commercial position of the Seller.

(c)     The Seller will promptly notify Purchaser in the event that it has Actual Knowledge of any withholding or other Taxes that may constitute a reduction of Royalties pursuant to the proviso in clause (c) of the definition of “Royalties” and will consult with Purchaser in good faith in determining whether such Taxes are owed.

(d)     The Seller and the Purchaser will each use commercially reasonable efforts, at the request and expense of the other Party, to cooperate with each other to minimize any Taxes imposed on or with respect to the Royalties or otherwise incurred with respect to the transactions undertaken pursuant to the Transaction Documents. Upon the reasonable request of a Party, the other Party will, at the requesting Party’s expense, use commercially reasonable efforts to obtain a refund of any non-de minimus amount that the Parties agree (in their reasonable discretion) is attributable to a payment made pursuant to this Agreement and with respect to which a non-de minimus refundable payment is likely to be available from the applicable Tax authority to which a Tax payment was made.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.9     Administrative Services. The Purchaser hereby engages the Seller to perform on behalf of the Purchaser, and the Seller hereby agrees to perform on behalf of the Purchaser, Administrative Servicing (as defined below) with respect to the Purchaser’s obligations under the SPSA and the transactions and agreements contemplated thereby. The Seller, in its capacity as administrative servicer to the Purchaser (the Seller, acting in such capacity, the “Administrative Servicer”) shall perform its Administrative Servicing obligations under this PSA in good faith, in accordance with applicable Law and in a manner generally consistent with its reasonable and prudent servicing procedures for servicing, monitoring, managing, maintaining, delivering and administering assets comparable to the Purchased Assets and the Purchased Interest for its own account or for others, including with respect to the servicing of accounts receivable similar to the Payment Rights for its own account (assuming, for these purposes, that the License Agreement were the only business of the Administrative Servicer) or for others and in any event with such care as a reasonably prudent servicer would use to service and administer the Purchased Assets and the Purchased Interest. “Administrative Servicing” means the following services, applying the servicing standards described in the preceding sentence:

(a)     taking all such actions on behalf of the Purchaser as are necessary to fulfill the obligations of the Purchaser under the SPSA, and any documents or agreements related thereto or contemplated thereby;

(b)     on behalf of Purchaser, arrange compliance with all organization, tax, accounting, licensing and other administrative measures necessary for the maintenance of the Purchaser’s existence and the Purchaser’s compliance with Applicable Laws and fulfilling the Purchaser’s obligations under the Subsequent Purchase Agreement and the other Transaction Documents to which it is a party, including but not limited to servicing, monitoring, managing, maintaining, delivering and administering on behalf of the Purchaser all necessary and applicable matters relating to the Purchaser’s general business, including the maintenance and keeping of all necessary and separate accountancies, books and records in accordance with Applicable Law; facilitation of annual accounts; administering and maintaining without commingling insofar as practicable the separate funds of the Purchaser, the Seller, any Subsequent Purchaser and funds belonging to any other person, including maintaining separate bank accounts in the Purchaser’s name and collection and concentration accounts (with procedures to minimize commingling of funds while facilitating efficient payment of amounts by the Licensee) as are required in connection with the SPSA and any arrangements with Other Purchasers; fulfillment of any limited liability company organizational and administrative requirements imposed by Applicable Law; delivery of necessary information technology; and service, monitor, manage, maintain, deliver and administer all other matters as may be required for the Purchaser to maintain its status as an independent entity (including the separateness obligations set forth in Section 5.10 of the SPSA); and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     taking such other actions as shall be reasonably necessary or appropriate to perform the foregoing duties.

Section 5.10     Existence. The Seller shall (a) preserve and maintain its existence and shall not take any action to dissolve or liquidate itself, (b) preserve and maintain its rights, franchises and privileges unless failure to do any of the foregoing in this subparagraph (b) would not reasonably be expected to result in a Material Adverse Effect, (c) qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain its existence, rights, franchises, privileges and/or qualifications would reasonably be expected to result in a Material Adverse Effect, including appointing and employing such agents or attorneys in each such jurisdiction where it shall be necessary to take action under this PSA, and (d) comply with its organizational documents and not take any action to waive, repeal, amend, vary, supplement or otherwise modify such organizational documents in a manner that would reasonably be expected to result in a Material Adverse Effect; provided, however, that nothing in this Section 5.10 shall prohibit the Seller from entering into any merger or consolidation with, or selling or otherwise transferring all or substantially all of its assets to, any other Person if the Seller is the continuing or surviving entity or if the surviving or continuing or acquiring entity assumes (either expressly or by operation of law) all of the obligations of the Seller under the Transaction Documents and the License Agreement and furnishes a written agreement to the Purchaser to that effect, substantially in the form of Exhibit H; provided, further, that such Person is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended, including the rules and regulations thereunder or that such transaction does not otherwise cause the Purchaser to become subject to the registration requirements of the Investment Company Act and prior to effecting such transaction the Seller provides an opinion of counsel addressed to the Subsequent Purchaser and in a form satisfactory to the Subsequent Purchaser to that effect.

Article VI

THE CLOSING

Section 6.1     Closing. Subject to delivery of the closing deliverables set forth in Section 6.2 by the Seller and Section 6.3 by the Purchaser, the closing of the transactions contemplated hereby (the “Closing”) shall take place at 9:00 a.m., Eastern Standard Time, on September 18, 2015 (the “Closing Date”), contemporaneous with the execution of this PSA, at the offices of Cadwalader, Wickersham & Taft LLP located at One World Financial Center, New York, New York 10281, or on such other date, at such other time or at such other place, in each case as the Parties mutually agree.

Section 6.2     Closing Deliverables of the Seller. Prior to or at, and as a condition precedent to, the Closing, the Seller shall deliver or cause to be delivered to the Purchaser the following:

(a)     this PSA duly executed by the Seller and acknowledged by the Subsequent Purchaser;

(b)     the Initial Bill of Sale duly executed by the Seller;

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)     the Licensee Instruction duly executed by the Seller, which shall have been delivered to the Licensee in accordance with the License Agreement;

(d)     the Servicing Agreement duly executed by all parties thereto other than the Purchaser;

(e)     a certificate of an executive officer of the Seller (the statements made in which shall be true and correct on and as of the Closing Date): (i) attaching copies, certified by such officer as true and complete, of (x) the organizational documents of the Seller and (y) resolutions of the governing body of the Seller authorizing and approving the execution, delivery and performance by the Seller of the Transaction Documents and the transactions contemplated hereby and thereby, (ii) setting forth the incumbency of the officer or officers of the Seller who have executed and delivered the Transaction Documents, including therein a signature specimen of each such officer or officers and (iii) attaching a copy, certified by such officer as true and complete, of a good standing certificate of the appropriate Governmental Authority of the Seller’s jurisdiction of organization, stating that the Seller is in good standing under the laws of such jurisdiction;

(f)     the duly executed copy of the SACA by all parties other than the Purchaser;

(g)     evidence reasonably satisfactory to the Purchaser of the release of the Liens on the Purchased Assets granted under the Hercules Agreement;

(h)     evidence reasonably satisfactory to the Purchaser that all of the conditions precedent to the Second Amendment becoming effective have been satisfied substantially concurrently with the consummation of the transactions contemplated hereby; and

(i)     each of the Financing Statements and such other certificates and documents the Purchaser may have reasonably requested to create, evidence and perfect the sale, assignment, transfer, conveyance, contribution and grant of the Purchased Assets pursuant to Section 2.1 and the back-up security interest granted pursuant to Section 2.1(d).

Section 6.3     Closing Deliverables of the Purchaser. Prior to or at, and as a condition precedent to, the Closing, the Purchaser shall deliver or cause to be delivered to the Seller the following:

(a)     this PSA duly executed by the Purchaser;

(b)     the Initial Bill of Sale duly executed by the Purchaser;

(c)     the duly executed copy of the SACA by all parties other than the Seller;

(d)     the Servicing Agreement duly executed by all parties thereto other than the Seller;

(e)     evidence that all Capital Securities of the Purchaser have been issued in the name of the Seller or its designee; and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)     the Purchase Price in accordance with Section 2.2.

Article VII

INDEMNIFICATION

Section 7.1     Indemnification by the Seller. Subject to Section 9.9, the Seller agrees to indemnify and hold harmless the Purchaser and its Affiliates and any or all of their respective partners, directors, trustees, officers, managers, employees, members, agents and controlling persons (each, a “Purchaser Indemnified Party”) from and against, and will pay to each Purchaser Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Purchaser Indemnified Party, whether or not involving a Third Party Claim, arising out of (a) any breach of any representation, certification or warranty made by the Seller in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this PSA or any other Transaction Document, (b) any breach of or default under any covenant or agreement of the Seller in any of the Transaction Documents, (c) any Excluded Liabilities and Obligations, (d) [*], (e) any fees, expenses, costs, liabilities or other amounts, including brokerage or finder’s fees or commissions, incurred or owed by the Seller to any brokers, financial advisors or comparable other Persons retained or employed by it or for its benefit in connection with the transactions contemplated by this PSA, or (f) Third Party Claims arising on or after the Closing Date and asserted against a Purchaser Indemnified Party relating to the transactions contemplated in any Transaction Document or the License Agreement (but, for purposes of clarity, excluding any such Losses to the extent such Losses arise out of (i) an actual violation of Applicable Law by any Purchaser Indemnified Party or (ii) an actual breach by any Purchaser Indemnified Party of any agreement or obligation to which such Purchaser Indemnified Party is a party or to which it or its assets are otherwise subject or bound (other than any Transaction Document), in each of cases (i) and (ii) only if the Purchaser was not an Affiliate of the Seller at the time of the applicable violation or breach (or, if the Purchaser was an Affiliate of the Seller at such time, if the Purchaser Indemnified Party was acting at the request, instruction or direction of the Subsequent Purchaser in connection with the actions or failures to act that caused such violation or breach)); provided, however, that the foregoing shall exclude any indemnification to any Purchaser Indemnified Party (i) that has the effect of imposing on the Seller any recourse liability for Royalties because of the insolvency or other creditworthiness problems of the Licensee or breach of or default under the License Agreement of the Licensee (to the extent such default does not result from the breach or default by the Seller of or under the License Agreement) or the insufficiency of the Royalties, whether as a result of the amount of cash flow arising from sales or licensing of the Licensed Product or otherwise, in any case except to the extent resulting from any breach or default by the Seller of or under any of the Transaction Documents, (ii) for any matter in respect of which any Seller Indemnified Party would be entitled to indemnification under Section 7.2, (iii) to the extent resulting from the bad faith, gross negligence or willful misconduct of any Purchaser Indemnified Party if the Purchaser was not an Affiliate of the Seller at such time (or, if the Purchaser was an Affiliate of the Seller at such time, if the Purchaser Indemnified Party was acting at the request, instruction or direction of the Subsequent Purchaser in connection with the actions or failures to act that constituted such bad faith, gross negligence or willful misconduct), (iv) to the extent resulting from the failure of the Licensee to perform any of its obligations under the License Agreement, except to extent resulting from any breach or default by the Seller of or under the License Agreement or the Transaction Documents or (v) to the extent resulting from acts or omissions of the Seller based upon the written instructions from any Purchaser Indemnified Party if the Purchaser was not an Affiliate of the Seller at such time (or, if the Purchaser was an Affiliate of the Seller at such time, if the Purchaser Indemnified Party was acting at the request, instruction or direction of the Subsequent Purchaser in connection with providing such written instructions) (unless the Seller is otherwise liable for such Losses pursuant to the terms of this PSA). With respect to indemnification by the Seller pursuant to this Section 7.1, (i) the Seller’s maximum liability shall not exceed an amount equal to [*], minus (B) the aggregate amount collected or received by the Subsequent Purchaser (and any direct or indirect transferee of the Subsequent Purchaser to whom any interest in the Purchased Assets is transferred) in respect of the Payment Rights or as a result of any payments made by the Seller pursuant to Section 5.4(b) or by the Purchaser pursuant to Section 5.4(b) of the SPSA, minus (C) the aggregate amount collected or received by the Subsequent Purchaser (and any direct or indirect transferee of the Subsequent Purchaser to whom any interest in the Purchased Assets is transferred) pursuant to the exercise of its rights under this Section 7.1 or under Section 7.1 of the SPSA (without duplication of any amounts received pursuant to clauses (B) or (D)), minus (D) the aggregate amount collected or received by the Subsequent Purchaser pursuant to Article V of the Servicing Agreement (without duplication of any amounts received pursuant to clauses (B) or (C)). The Purchaser’s rights under Section 7.1 shall be assigned by the Purchaser to the Subsequent Purchaser pursuant to the terms of the SPSA.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.2     Indemnification by the Purchaser. Subject to Section 9.9, the Purchaser agrees to indemnify and hold each of the Seller and its Affiliates and any or all of their respective partners, directors, officers, managers, members, employees, agents and controlling Persons (each, a “Seller Indemnified Party”) harmless from and against, and will pay to each Seller Indemnified Party the amount of, any and all Losses awarded against or incurred or suffered by such Seller Indemnified Party, whether or not involving a Third Party Claim, arising out of (a) any breach of or default under any covenant or agreement of the Purchaser in any Transaction Document to which the Purchaser is party if the Purchaser was not an Affiliate of the Seller at such time (or, if the Purchaser was an Affiliate of the Seller at such time, if the Purchaser was acting at the request, instruction or direction of the Subsequent Purchaser in connection with such breach or default) or (b) any fees, expenses, costs, liabilities or other amounts, including brokerage or finder’s fees or commissions, incurred or owed by the Purchaser to any brokers, financial advisors or comparable other Persons retained or employed by it or for its benefit in connection with the transactions contemplated by this PSA if the Purchaser was not an Affiliate of the Seller at such time (or, if the Purchaser was an Affiliate of the Seller at such time, if the Purchaser was acting at the request, instruction or direction of the Subsequent Purchaser in connection with retaining or engaging such Persons); provided, however, that the foregoing shall exclude any indemnification to any Seller Indemnified Party (i) to the extent resulting from the bad faith, gross negligence or willful misconduct of any Seller Indemnified Party, (ii) for any matter in respect of which any Purchaser Indemnified Party would be entitled to indemnification under Section 7.1 or (iii) to the extent resulting from acts or omissions of the Purchaser based upon the written instructions from any Seller Indemnified Party (unless the Purchaser is otherwise liable for such Losses pursuant to the terms of this PSA).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.3     Procedures for Third Party Claims. If any Third Party Claim shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to Section 7.1 or Section 7.2, the indemnified party shall, promptly after receipt of notice of the commencement of such Third Party Claim, notify the indemnifying party in writing of the commencement thereof, enclosing a copy of all papers served, if any; provided, that the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under Section 7.1 or Section 7.2 unless, and only to the extent that, the indemnifying party is actually prejudiced by such omission. In the event that any Third Party Claim is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof in accordance with this Section 7.3, the indemnifying party will be entitled, at the indemnifying party’s sole cost and expense, to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel selected by such indemnifying party, but reasonably satisfactory to such indemnified party (which counsel shall not, except with the consent of the indemnified party, be the current counsel to the indemnified party with respect to such Third Party Claim), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not, subject to the immediately succeeding sentence, be liable to such indemnified party under this ARTICLE VII for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such Third Party Claim, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the sole cost and expense of such indemnified party unless (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (b) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (c) the named parties to any such Third Party Claim (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of counsel to the indemnified party. It is agreed that the indemnifying party shall not, in connection with any Third Party Claim or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any Third Party Claim effected without its prior written consent (which shall not be unreasonably withheld, conditioned or delayed), but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or discharge of any pending or threatened Third Party Claim in respect of which any indemnified party is or could have been a party and indemnity could be sought hereunder by such indemnified party, unless such settlement, compromise or discharge, as the case may be, (i) includes an unconditional, full written release of such indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such claim or proceeding, (ii) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party and (iii) does not impose on such indemnified party any continuing obligations or restrictions other than customary and reasonable confidentiality obligations relating to such claim, settlement or compromise.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.4     Other Claims. A claim by an indemnified party under this ARTICLE VII for any matter not involving a Third Party Claim and in respect of which such indemnified party seeks indemnification hereunder may be made by delivering, in good faith, a written notice of demand to the indemnifying party, which notice shall contain (a) a description and the amount of any Losses incurred or suffered or reasonably expected to be incurred or suffered by the indemnified party to the extent known, (b) a statement that the indemnified party is entitled to indemnification under this ARTICLE VII for such Losses and a reasonable explanation of the basis therefor, and (c) a demand for payment in the amount of such Losses. For all purposes of this Section 7.4, the Seller shall be entitled to deliver such notice of demand to the Purchaser on behalf of the Seller Indemnified Parties, and the Purchaser shall be entitled to deliver such notice of demand to the Seller on behalf of the Purchaser Indemnified Parties. Within fourteen (14) days after receipt by the indemnifying party of any such notice, the indemnifying party may deliver to the indemnified party that delivered the notice a written response in which the indemnifying party (a) agrees that the indemnified party is entitled to the full amount of the Losses claimed in the notice from the indemnified party; (b) agrees that the indemnified party is entitled to part, but not all, of the amount of the Losses claimed in the notice from the indemnified party; or (c) indicates that the indemnifying party disputes the entire amount of the Losses claimed in the notice from the indemnified party. If the indemnified party does not receive such a response from the indemnifying party within such fourteen (14) day period, then the indemnifying party shall be conclusively deemed to have agreed that the indemnified party is entitled to the full amount. If the indemnifying party and the indemnified party are unable to resolve any dispute relating to any amount of the Losses claimed in the notice from the indemnified party within thirty (30) days after the delivery of the response to such notice from the indemnifying party, then the Parties shall be entitled to resort to any legal remedy available to such Party to resolve such dispute that is provided for in this PSA, subject to all the terms, conditions and limitations of this PSA.

Section 7.5     Time Limitations. (a) The Seller shall have liability under Section 7.1(a) with respect to any breach of any representation or warranty made by the Seller in any of the Transaction Documents or in any certificates or Servicer Reports delivered by the Seller to the Purchaser in writing pursuant to this PSA or any other Transaction Document, except with respect to the proviso in this Section 7.5, only if the Purchaser notifies the Seller of a claim, specifying the factual basis of such claim in reasonable detail, on or prior to the date that is [*] years after the date such representation or warranty was first made; provided, that, notwithstanding the foregoing, such survival period for the representations and warranties made by the Seller in Sections 3.8, 3.11(b) and 3.11(h) before the expiration of which the Purchaser must provide notice to the Seller with respect to a claim for a breach shall be [*] years from the date such representations and warranties were first made and for the representations and warranties made in 3.13(c) shall be [*] years from the date such representations and warranties were first made.

(b)     The Purchaser shall not have liability under Section 7.2 with respect to any breach of any representation or warranty made by the Purchaser in any of the Transaction Documents to which it is a party or any certificate delivered by the Purchaser to the Seller in writing pursuant to this PSA.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 7.6     Exclusive Remedy. Except for any claims for specific performance pursuant to Section 9.2 and as may be set forth in Section 9.9, following the Closing, the indemnification afforded by this ARTICLE VII shall be the sole and exclusive remedy for any and all Losses awarded against or incurred or suffered by the Purchaser Indemnified Parties against the Seller, and the Seller Indemnified Parties against the Purchaser, as the case may be, in connection with the transactions contemplated by the Transaction Documents, including with respect to any breach of any representation or warranty made by a Party in any of the Transaction Documents or any certificate delivered by a Party to the other Party in writing pursuant to this PSA or any breach of or default under any covenant or agreement by a Party pursuant to any Transaction Document, in each case, other than (x) any breach or default resulting from the fraud, willful misconduct or bad faith of such Party; provided that any action, suit or proceeding brought with respect to any claim described in clause (x) above shall be subject to the monetary limitation on recovery by indemnification pursuant to Section 7.1 (in the aggregate with any other amounts that are subtracted from the [*] amount in determining the monetary limitation on recovery by indemnification pursuant to Section 7.1).

Section 7.7     Limitations(a)     . (a) The Purchaser acknowledges and agrees that, other than the representations and warranties of the Seller specifically contained in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this PSA or any other Transaction Document, there are no representations or warranties of the Seller or any other Person either expressed or implied with respect to the Royalties, Net Sales, the AcelRx Intellectual Property Rights, the Purchased Assets, the Payment Rights, applicable Regulatory Approvals, the Licensed Product, the License Agreement, this PSA or the transactions contemplated hereby or in any of the other Transaction Documents or otherwise, and that it does not rely on, and shall have no remedies in respect of, any representation or warranty not specifically set forth in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this PSA or any other Transaction Document. Without limiting the foregoing, the Purchaser acknowledges and agrees that, except as expressly set forth in any representation or warranty in any of the Transaction Documents or in any certificate or Servicer Report delivered by the Seller to the Purchaser in writing pursuant to this PSA or any other Transaction Document, the Purchaser shall have no claim or right regarding Losses pursuant to this ARTICLE VII (or otherwise) with respect to any information, documents or materials furnished or made available to the Purchaser or any of its Affiliates or its or its Affiliates’ Representatives in any data room, presentation, interview or in any other form or manner relating to the transactions contemplated hereby or by the License Agreement or any of the other Transaction Documents.

(b)     Notwithstanding anything herein to the contrary, but subject to the remainder of this Section 7.7, in no event shall any Seller Indemnified Party or Purchaser Indemnified Party have any liability for, or Losses be deemed to include, any special, consequential, punitive or exemplary damages, whether in contract or tort, regardless of whether the other Party shall be advised, shall have reason to know, or in fact shall know of the possibility of such damages suffered or incurred by any such Seller Indemnified Party or Purchaser Indemnified Party in connection with this PSA, any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, except in the event such damages are determined, by a court of competent jurisdiction, to be, and become, payable to a Third Party.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article VIII

TERMINATION

Section 8.1     Termination of Agreement. This PSA shall terminate on the earlier of (a) twelve (12) months after the later of the last day of the Royalty Term or the date of delivery to the Purchaser of any final audit report after such last day of the Royalty Term (or the last day following the last day of the Royalty Term on which the Seller, pursuant to Section 8.5 of the License Agreement, continues to have the right to audit the books and records of Grünenthal for any period occurring during the Royalty Term), (b) the date when the SPSA terminates, and (c) mutual written agreement of the Purchaser and the Seller (solely with the express written consent of the Subsequent Purchaser).

Section 8.2     Effect of Termination. Upon the termination of this PSA pursuant to Section 8.1, this PSA shall become void and of no further force and effect; provided, however, that (a) the provisions of Section 5.2, ARTICLE VII, this ARTICLE VIII and ARTICLE IX shall survive such termination and shall remain in full force and effect, (b) if, upon the termination of this PSA, any portion of the Royalties Interest are payable to the Purchaser, this PSA shall remain in full force and effect until any and all such payments have been made in full, and (except as provided in this Section 8.2) solely for that purpose, and (c) nothing contained in this Section 8.2 shall relieve either Party from liability for any breach of this PSA that occurs prior to termination or after (with respect to any provisions of this PSA that remain in effect after such termination in accordance with this Section 8.2).

Article IX

MISCELLANEOUS

Section 9.1     Survival. All representations, warranties and covenants made in this PSA, in any other Transaction Document or in any certificate delivered pursuant to this PSA shall survive the execution and delivery of this PSA and the Closing for the periods set forth in this PSA, such other Transaction Document or such certificate, as applicable. The rights hereunder to indemnification and payment of Losses or other remedies based on any such representations, warranties or covenants shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time in respect of, in each case, whether before or after the execution and delivery of this PSA or the Closing, the accuracy or inaccuracy of or compliance with, any such representation, warranty or covenant.

Section 9.2     Specific Performance. Each Party acknowledges and agrees that, if it fails to perform any of its obligations under any of the Transaction Documents, the other Party may have no adequate remedy at law. In such event, each Party agrees that the other Party shall have the right, in addition to any other rights it may have (whether at law or in equity), to seek specific performance of this PSA and to pursue any other equitable remedies including injunction. Each Party may pursue such specific performance or other equitable remedies without going through any of the procedures set forth in ARTICLE VII.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 9.3     Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be effective (a) upon receipt when sent by registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) upon receipt when sent by an overnight courier, (c) on the date personally delivered to an authorized officer of the Party to which sent or (d) on the date transmitted by facsimile or other electronic transmissions with a confirmation of receipt, in all cases, with a copy emailed to the recipient at the applicable address, addressed to the recipient as follows:

if to the Seller, to:

AcelRx Pharmaceuticals, Inc.
351 Galveston Drive
Redwood City, California 94063
Attention: Chief Executive Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: hrosen@acelrx.com

with a copy to (which shall not constitute notice):

AcelRx Pharmaceuticals, Inc.
351 Galveston Drive
Redwood City, California 94063
Attention: Chief Financial Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: tmorris@acelrx.com

with a copy to (which shall not constitute notice):

Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121
Attention: Matthew Browne
Telephone: (858) 550-6000
Facsimile: (858) 550-6420
Email: brownemt@cooley.com

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

if to the Purchaser, to:

ARPI LLC
351 Galveston Drive
Redwood City, California 94063
Attention: Chief Operating Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: tmorris@acelrx.com

with a copy to (which shall not constitute notice):

PDL BioPharma, Inc.
932 Southwood Blvd.
Incline Village, Nevada 89451
Attention: General Counsel
Telephone: 775-832-8500
Facsimile: 775-832-8501
Email: general.counsel@pdl.com

with another copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071-3197
Attention: Karen Bertero, Esq.
Telephone: 213-229-7360
Facsimile: 213-229-6360
Email: KBertero@gibsondunn.com

with another copy to (which shall not constitute notice):

Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121
Attention: Matthew Browne
Telephone: (858) 550-6000
Facsimile: (858) 550-6420
Email: brownemt@cooley.com

Each Party may, by notice given in accordance herewith to the other Party, designate any further or different address to which subsequent notices, consents, waivers and other communications shall be sent.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 9.4     Successors and Assigns. Neither the Seller nor the Purchaser shall be entitled to assign any of its rights or delegate any of its obligations under this PSA without the prior written consent of the other Party, except that the Seller may, without the consent of the Purchaser, assign its rights and delegate its obligations under this PSA to any other Person (a) into which it may merge, (b) with which it may consolidate, (c) to which it may sell all or substantially all of its assets, or (d) to which it may sell all or substantially all of its assets or all of the business to which the License Agreement relates if such License Agreement is also assigned to such other Person; and provided, however, that the assignee under such assignment agrees to be bound by the terms of the Transaction Documents to which the Seller is a party and, if applicable, the License Agreement and furnishes a written agreement to the Purchaser to that effect, substantially in the form of Exhibit H, and (x) such Person is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended, including the rules and regulations thereunder or (y) such transaction does not otherwise cause the Purchaser to become subject to the registration requirements of the Investment Company Act and prior to effecting such transaction the Seller provides an opinion of counsel addressed to the Subsequent Purchaser and in a form satisfactory to the Subsequent Purchaser to that effect; provided, further, that, the Purchaser may, without the consent of the Seller, assign any of its rights and delegate any of its obligations under this PSA in connection with its entering into the SPSA. The Purchaser shall give written notice to the Seller of any assignment permitted by this Section 9.4 promptly (but in any event within five (5) Business Days) after the occurrence thereof. Any purported assignment of rights or delegation of obligations in violation of this Section 9.4 will be void. Subject to the foregoing, this PSA will apply to, be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties.

Section 9.5     Independent Nature of Relationship. The relationship between the Seller and the Purchaser is solely that of seller and purchaser, and neither the Seller nor the Purchaser has any fiduciary or other special relationship with the other Party or any of its Affiliates. This PSA is not a partnership or similar agreement, and nothing contained herein or in any other Transaction Document shall be deemed to constitute the Seller and the Purchaser as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Parties agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Authority.

Section 9.6     Entire Agreement. This PSA, together with the Exhibits and Schedules hereto, and the other Transaction Documents, constitute the entire agreement between the Parties, and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties, with respect to the subject matter of this PSA.

Section 9.7     Governing Law. (a) THIS PSA SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)     Each Party irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (i) the United States District Court for the Southern District of New York and (ii) the Supreme Court of the State of New York, Borough of Manhattan, for purposes of any claim, action, suit or proceeding arising out of this PSA, any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, and agrees that all claims in respect thereof shall be heard and determined only in such courts. Each Party agrees to commence any such claim, action, suit or proceeding only in the United States District Court for the Southern District of New York or, if such claim, action, suit or proceeding cannot be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, Borough of Manhattan, and agrees not to bring any such claim, action, suit or proceeding in any other court. Each Party hereby waives, and agrees not to assert in any such claim, action, suit or proceeding, to the fullest extent permitted by Applicable Law, any claim that (i) such Party is not personally subject to the jurisdiction of such courts, (ii) such Party and such Party’s property is immune from any legal process issued by such courts or (iii) any claim, action, suit or proceeding commenced in such courts is brought in an inconvenient forum. Each Party agrees that a final judgment in any such claim, action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Each Party acknowledges and agrees that this Section 9.7(b) constitutes a voluntary and bargained-for agreement between the Parties.

(c)     The Parties agree that service of process in any claim, action, suit or proceeding referred to in Section 9.7(b) may be served on either Party anywhere in the world including by sending or delivering a copy of such process to such Party in any manner provided for the giving of notices in Section 9.3. Nothing in this PSA will affect the right of either Party to serve process in any other manner permitted by Applicable Law. Each Party waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

Section 9.8     Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PSA, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PSA BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

Section 9.9     Severability. If one or more provisions of this PSA are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this PSA, which shall remain in full force and effect, and the Parties shall replace such invalid, illegal or unenforceable provision with a new provision permitted by Applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable provision. Any provision of this PSA held invalid, illegal or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid or unenforceable.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 9.10     Counterparts. This PSA may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This PSA shall become effective when each Party shall have received a counterpart hereof signed by the other Party. Any counterpart may be executed by facsimile or other similar means of electronic transmission, including “PDF”, and such facsimile or other electronic transmission shall be deemed an original.

Section 9.11     Amendments; No Waivers. Neither this PSA nor any term or provision hereof may be amended, supplemented, restated, waived, changed, terminated or modified except with the written consent of the Parties and the Subsequent Purchaser. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on either Party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval hereunder shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Section 9.12     Except for Subsequent Purchaser, No Third Party Rights. (a) Other than the Parties and the Subsequent Purchaser, which is an express intended third party beneficiary of this PSA with respect to Sections 5.3(e), 5.3(g), 8.1 and 9.11 and, in the event that a PSA Triggering Event has occurred and the matters with respect to which rights and/or remedies were requested by the Subsequent Purchaser to be exercised by Purchaser hereunder in connection with such PSA Triggering Event remain unresolved, with respect to the Purchaser’s rights and remedies under ARTICLE V (other than the Purchaser’s rights set forth in the proviso to Section 5.5(c)), no Person will have any legal or equitable right, remedy or claim under or with respect to this PSA. The Seller shall enforce any legal or equitable right, remedy or claim under or with respect to this PSA for the benefit of the Seller Indemnified Parties and the Purchaser (subject to the terms and conditions of this PSA) shall enforce any legal or equitable right, remedy or claim under or with respect to this PSA for the benefit of the Purchaser Indemnified Parties.

Section 9.13     Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this PSA have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 9.14     Cumulative Remedies. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

[SIGNATURE PAGE FOLLOWS]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this PSA as of the day and year first written above.

ACELRX PHARMACEUTICALS, INC.

By:	/s/ Timothy E. Morris
Name: Timothy E. Morris
Title: Chief Financial Officer

ARPI LLC

By: AcelRx Pharmaceuticals, Inc., its sole Member

By:	/s/ Timothy E. Morris
Name: Timothy E. Morris
Title: Chief Financial Officer

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Signature Page to Purchase and Sale Agreement

EXHIBIT A

FORM OF INITIAL BILL OF SALE

BILL OF SALE

This BILL OF SALE (this “Bill of Sale”) is dated as of September 18, 2015 (the “Closing Date”) and executed and delivered by AcelRx Pharmaceuticals, Inc., a Delaware corporation (the “Seller”), in favor of ARPI LLC, a Delaware limited liability company (the “Purchaser” and, together with the “Seller”, the “Parties”).

RECITALS

WHEREAS, the Seller and the Purchaser are parties to that certain Purchase and Sale Agreement, dated as of September 18, 2015 (the “PSA”), pursuant to which, among other things, the Seller agrees to sell, assign, transfer, contribute, grant and convey to the Purchaser, and the Purchaser agrees to purchase, acquire and accept from the Seller, all of the Seller’s right, title and interest in, to and under the License Agreement to receive all of the Royalties Interest and the other rights and assets included in the Purchased Assets, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), for the consideration described in the PSA; and

WHEREAS, the Parties now desire to carry out the purposes of the PSA by the execution and delivery of this Bill of Sale evidencing the Purchaser’s purchase, acquisition and acceptance of all of the Seller’s right, title and interest in, and to the Royalties Interest and the other rights and assets included in the Purchased Assets, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), for the consideration described in the PSA.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in the PSA and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.     The Seller, by this Bill of Sale, does hereby sell, assign, transfer, grant, contribute and convey to the Purchaser, and the Purchaser (and its successors and permitted assigns) does hereby purchase, acquire and accept, all of the Seller’s right, title and interest in, and to the Royalties Interest and the other rights and assets included in the Purchased Assets, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts).

2.     The Parties acknowledge that the Purchaser is not assuming any of the Excluded Liabilities and Obligations.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-1

3.     The Seller hereby covenants that, from time to time after the delivery of this Bill of Sale, at Purchaser’s request, the Seller will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered such further acts, conveyances, transfers, assignments, powers of attorney and assurances as the Purchaser may reasonably require to sell, assign, transfer, grant, contribute and convey to the Purchaser, and to put the Purchaser in possession of, the Royalties Interest and the other rights and assets included in the Purchased Assets, together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts and which, for purposes of clarity, shall not require the Seller to make any request to, or to take any action with respect to, Grünenthal, except as set forth in the Transaction Documents).

4.     This Bill of Sale (i) is made pursuant to, and is subject to the terms of, the PSA and nothing in this Bill of Sale shall alter any liability or obligation of the Seller and the Purchaser arising under the PSA, which shall govern the representations, warranties and obligations of the Parties with respect to the Royalties Interest and the other rights and assets included in the Purchased Assets together with any and all additions and accessions to any thereof, all improvements thereto, all substitutions and replacements therefor, and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts) and (ii) shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and permitted assigns.

5.     THIS BILL OF SALE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6.     This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

7.     The following terms as used herein shall have the following respective meanings (and capitalized terms used herein, but not otherwise defined herein, shall have the meaning ascribed to them in the PSA):

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2

“Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Seller and the Purchaser.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Closing Date” means September 18, 2015.

“Excluded Liabilities and Obligations” has the meaning set forth in Section 2.3 of the PSA.

“Excluded Payments” means all amounts due or paid to the Seller or any of its Affiliates other than the Royalties, including all amounts due or paid to the Seller or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c) or Section 7.4 of the License Agreement.

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between the Seller and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the Closing Date, amended in a manner consistent with the terms of the PSA and the SPSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Seller and the Licensee, regarding, among other things, the transfer of the Purchased Assets to the Purchaser and the further transfer of certain of the Purchased Assets by the Purchaser to the Subsequent Purchaser.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-3

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

“Licensor” means the Seller in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) of the PSA or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between the Seller and Grünenthal, as amended from time to time.

“New Arrangement” has the meaning set forth in Section 5.6(a) of the PSA.

“New License Agreement” has the meaning set forth in Section 5.6(a) of the PSA.

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Seller by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“Purchased Assets” means, collectively, the Seller’s (a) right, title and interest in, to and under the License Agreement or any New Arrangement or New License Agreement to receive an amount of Royalties equal to the Royalties Interest, (b) right, under the License Agreement, to receive reports pursuant to Section 7.5 of the License Agreement (but not to the exclusion of the Seller) or any corresponding provision of any New Arrangement or New License Agreement, (c) right to receive the results of any audit conducted pursuant to Section 8.5 of the License Agreement (but not to the exclusion of the Seller) or any corresponding provision of any New Arrangement or New License Agreement, (d) right to receive interest payable or paid pursuant to the License Agreement in respect of late payments of amounts constituting the Royalties Interest or any corresponding provision of any New Arrangement or New License Agreement, and (e) rights to enforce the receipt of payment and the payment and performance by the Licensee of the obligations set forth in the License Agreement or any New Arrangement or New License Agreement corresponding to the rights described in subclauses (a) through (d) above, in accordance with the License Agreement (or any New Arrangement or New License Agreement, as applicable), the PSA and the Servicing Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-4

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Royalties” has the meaning set forth in Section 1.1 of the PSA.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in Section 3.13(f) of the PSA; provided, however, that “Royalty Reduction” shall not include any Set-offs.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of September 18, 2015, among the Seller, the Purchaser, the Subsequent Purchaser and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“Servicing Agreement” means that certain Servicing Agreement, dated as of September 18, 2015, among the Seller, the Purchaser and the Subsequent Purchaser.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“SPSA” means that certain Subsequent Purchase and Sale Agreement, dated as of September 18, 2015, between the Purchaser (as seller of certain of the Purchased Assets thereunder) and the Subsequent Purchaser.

“Subsequent Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Purchaser and the Subsequent Purchaser.

“Subsequent Purchaser” means PDL BioPharma, Inc.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-5

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Return” means any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes.

“Territory” means “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Transaction Documents” means the PSA, the Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) of the PSA is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the PSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

[Signature page follows]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-6

IN WITNESS WHEREOF, the Parties have executed this Bill of Sale as of the day and year first written above.

ACELRX PHARMACEUTICALS, INC.

By:	/s/ Timothy E. Morris
Name: Timothy E. Morris
Title: Chief Financial Officer

ARPI LLC

By: AcelRx Pharmaceuticals, Inc., its sole Member

By:	/s/ Timothy E. Morris
Name: Timothy E. Morris
Title: Chief Financial Officer

 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A-7

EXHIBIT B

FORM OF LICENSEE INSTRUCTION

September 18, 2015

VIA FACSIMILE: +49-241-569-3547

Grünenthal GmbH
D-52099 Aachen
Germany
Attention: Global Legal
Facsimile: +49-241-569-3547

Ladies and Gentlemen:

Reference is hereby made to that certain Collaboration and License Agreement, dated as of December 16, 2013, by and between AcelRx Pharmaceuticals, Inc. a Delaware corporation (“AcelRx”), and Grünenthal GmbH, a German company (“Grünenthal”) (the “License Agreement”) as amended to the date hereof, including by that certain Consent Agreement, dated as of July 17, 2015, between AcelRx and Grünenthal.

Effective as of the date of this letter, (i) as evidenced by that certain Bill of Sale, dated as of September 18, 2015, between ARPI LLC, a Delaware limited liability company (the “Purchaser”), and AcelRx (the “Bill of Sale”), a copy of which is attached hereto as Appendix A, AcelRx is selling, assigning, transferring, granting, contributing and conveying to the Purchaser the “Purchased Assets”, as more fully described in the Bill of Sale, and, simultaneously therewith, (ii) the Purchaser is selling, assigning, transferring, granting, contributing and conveying a portion of the Purchased Assets to PDL BioPharma, Inc.

Accordingly, you are hereby irrevocably and unconditionally directed to make all payments pursuant to Section 7.3 of the License Agreement, all payments for the first four milestones set forth in Section 7.2(b) of the License Agreement, and all payments pursuant to the last sentence of Section 10.3(b) of the License Agreement, together with any interest on late payments thereof and compensation for any underpayments thereof required to be made under the License Agreement on or after September 18, 2015 (collectively, the “Royalties”), by wire transfer of immediately available funds in United States dollars to the following account:

Bank name:                 [*]

ABA Number:            [*]

Account Name:          [*]

Account Number:      [*]

Attention:                   [*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B-1

Ref:                               [*]

The Purchaser may from time to time designate by ten (10) days prior written notice a new account to which you should thereafter make all such payments.

Your obligation to make payments of (i) Royalties shall be discharged only by payment in accordance with the preceding instructions regarding payment of Royalties to the account listed directly above (the “AcelRx SPE Collection Account”), unless and until instructed otherwise by the Purchaser and (ii) amounts that do not constitute Royalties, only by payment in accordance with the following paragraph unless and until instructed otherwise by AcelRx.

All payments under the License Agreement that do not constitute Royalties (such as all milestone payments under Section 7.2(a) of the License Agreement, all milestone payments under Section 7.2(b) of the License Agreement other than the first four milestone payments set forth under Section 7.2(b) of the License Agreement, all payments under Section 7.2(c) of the License Agreement and all Trademark and Supply Fees under the License Agreement, and all reimbursable development expenses) should continue to be made to AcelRx in accordance with the instructions provided to you under the License Agreement, until further notice from AcelRx.

In addition, commencing immediately, and until instructed otherwise by AcelRx, you are hereby irrevocably and unconditionally instructed to send a copy of all reports sent or required to be sent to AcelRx pursuant to Section 7.5 of the License Agreement, to the following persons at the indicated addresses below:

Purchaser:

ARPI LLC
351 Galveston Drive
Redwood City, California 94063
Attention: Chief Operating Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: tmorris@acelrx.com

with a copy to:

PDL BioPharma, Inc.
932 Southwood Blvd.
Incline Village, Nevada 89451
Attention: General Counsel
Telephone: 775-832-8500
Facsimile: 775-832-8501
Email: general.counsel@pdl.com

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B-2

with a copy to:

AcelRx Pharmaceuticals, Inc.
351 Galveston Drive
Attention: Chief Executive Officer
Telephone: 650-216-3500
Facsimile: 650-216-6500
Email: hrosen@acelrx.com

If you have any questions or require additional information, please feel free to contact AcelRx at any time. Thank you for your cooperation regarding this matter.

Very truly yours,

ACELRX PHARMACEUTICALS, INC.

By:
Name:
Title:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B-3

EXHIBIT C

INTELLECTUAL PROPERTY MATTERS

COUNTRY	PATENT NO./ APPLICATION NO.	STATUS/ EXPIRATION DATE	INDEPENDENT CLAIM
[*]	[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHBIT C-1

EXHIBIT D

PRESS RELEASE

AcelRx Pharmaceuticals, Inc.

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News Release

ARTICLE XAcelRx Pharmaceuticals Receives $65 Million from the Partial Sale of Zalviso™ European Royalties and Commercial Milestones to PDL BioPharma

REDWOOD CITY, Calif., Sept. 21, 2015 /PRNewswire/ -- AcelRx Pharmaceuticals, Inc. (Nasdaq: ACRX), a specialty pharmaceutical company focused on the development and commercialization of innovative therapies for the treatment of acute and breakthrough pain, today announced the monetization of the expected royalty stream from the sales of Zalviso™ (sufentanil sublingual tablet system) in the European Union by its commercial partner Grunenthal GmbH. Gross proceeds from the sale are $65 million from PDL BioPharma (NASDAQ: PDLI). Specifically, PDL will receive 75% of the European royalties under the Grunenthal license as well as 80% of the first four commercial milestones, subject to a capped amount. AcelRx will receive 25% of the royalties, 20% of the first four commercial milestones, 100% of the remaining commercial milestones and all development milestones, including a potential $15 million payment for the approval of the Zalviso MAA. The proceeds from the transaction will provide AcelRx with additional operating capital, which will be used for general corporate purposes, including regulatory activities associated with ARX-04 and Zalviso.

Timothy E. Morris, chief financial officer of AcelRx Pharmaceuticals, commented, "This transaction provides AcelRx with significant capital in a non-dilutive manner. It will increase our estimated cash at year end to over $100 million and should provide sufficient capital to complete regulatory submissions for ARX-04 in the U.S. and Europe, and to conduct limited additional work on Zalviso, if needed, in preparation for re-submitting a New Drug Application to the U.S. Food and Drug Administration."

The transaction will be treated as a sale for tax purposes. AcelRx has established a wholly owned subsidiary, ARPI LLC, to facilitate the transaction. Credit Suisse acted as sole structuring and financial advisor to AcelRx in connection with the transaction. AcelRx was represented by Cooley LLP, PDL by Gibson, Dunn & Crutcher LLP and Credit Suisse by Cadwalader, Wickersham & Taft LLP.

Separately, concurrently with the closing of the royalty monetization, AcelRx amended its existing credit facility with Hercules Technology Growth Capital, Inc. (NYSE: HTGC), which includes an interest only period from October 1, 2015 through March 31, 2016 (with the potential for further extension to September 30, 2016 upon satisfaction of certain conditions). Loans under the credit facility will mature on October 31, 2017. In connection with the amendment, AcelRx reduced the exercise price of warrants previously issued to Hercules in connection with the credit facility.

About AcelRx Pharmaceuticals, Inc.
AcelRx Pharmaceuticals, Inc. is a specialty pharmaceutical company focused on the development and commercialization of innovative therapies for the treatment of acute pain. In the US, the Company's late-stage pipeline includes ARX-04 (sufentanil sublingual tablet, 30 mcg) for the treatment of moderate-to-severe acute pain in a medically supervised setting; and Zalviso™ (sufentanil sublingual tablet system) for the management of moderate-to-severe acute pain in adult patients in the hospital setting.

ARX-04 delivers 30 mcg sufentanil sublingual, a high therapeutic index opioid, through a disposable, pre-filled, single-dose applicator (SDA). AcelRx has reported positive results from the pivotal Phase 3 SAP301 ambulatory surgery study, and will be advancing ARX-04 into a study in emergency room patients in 2015. Zalviso delivers 15 mcg sufentanil sublingual tablets through a non-invasive delivery route via a pre-programmed, patient-controlled analgesia device. In response to the New Drug Application (NDA) AcelRx submitted to the U.S. Food and Drug Administration (FDA) seeking approval for Zalviso, the Company received a Complete Response Letter (CRL) on July 25, 2014. The FDA has requested an additional clinical study prior to the resubmission of the Zalviso NDA.

The Company has two additional pain treatment product candidates, ARX-02 and ARX-03, which have completed Phase 2 clinical development. For additional information about AcelRx's clinical programs, please visitwww.acelrx.com.

Forward Looking Statements
This press release contains forward-looking statements, including, but not limited to, statements related to potential milestones payments under the Grunenthal agreement and expected royalty stream from the sales of Zalviso in the European Union by Grunenthal; future financial results, including anticipated cash balance at year-end 2015 and use of proceeds from the sale of royalty and milestone payments to PDL BioPharma; potential extension of the interest-only period under amended credit facility with Hercules Technology Growth Capital, Inc.; the process and timing of anticipated future development of AcelRx's product candidates, including Zalviso and ARX-04, including the timing and potential additional clinical work necessary for resubmission of Zalviso NDA to the FDA; potential approval of Zalviso and the timing of commercial launch of Zalviso in Europe; and the anticipated timing of the emergency room study for ARX-04. These forward-looking statements are based on AcelRx's current expectations and inherently involve significant risks and uncertainties. AcelRx's actual results and the timing of events could differ materially from those anticipated in such forward-looking

EXHIBIT D-2

statements as a result of these risks and uncertainties, which include, without limitation, risks related to: any delays or inability to obtain and maintain regulatory approval of its product candidates, including Zalviso and ARX-04, in the United States and Europe; any delay of the European Commission's decision regarding Zalviso; inability to successfully manufacture Zalviso to meet the requirements of Grunenthal and potential delays in the timing of the European launch; AcelRx's ability to receive milestones and royalty payments under the Grunenthal agreement; the market potential for its product candidates, including Zalviso and ARX-04, in the United States and Europe; its ability to timely resubmit Zalviso NDA to the FDA and to receive regulatory approval for Zalviso, that fact that FDA may dispute or interpret differently positive clinical results obtained to date from the pivotal Phase 3 SAP301 ambulatory surgery study of ARX-04; its ability to obtain sufficient financing to receive regulatory approval for and commercialize Zalviso in the United States and Europe, and complete Phase 3 clinical development of ARX-04; the success, cost and timing of all product development activities and clinical trials, including the planned Phase 3 ARX-04 emergency room trial; the accuracy of AcelRx's estimates regarding expenses, capital requirements and use of proceeds from the sale of royalty and milestone payments to PDL BioPharma; and other risks detailed in the "Risk Factors" and elsewhere in AcelRx's U.S. Securities and Exchange Commission filings and reports, including its Quarterly Report on Form 10-Q filed with the SEC on August 4, 2015. AcelRx undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

AcelRx
Pharmaceuticals, Inc.

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To view the original version on PR Newswire, visit:http://www.prnewswire.com/news-releases/acelrx-pharmaceuticals-receives-65-million-from-the-partial-sale-of-zalviso-european-royalties-and-commercial-milestones-to-pdl-biopharma-300146003.html

SOURCE AcelRx Pharmaceuticals, Inc.

Timothy E. Morris, Chief Financial Officer, 650.216.3511, tmorris@acelrx.com, Brian Korb, The Trout Group LLC, 646.378.2923, bkorb@troutgroup.com

EXHIBIT D-3

EXHIBIT E

PURCHASER ACCOUNT:

Bank name:	[*]
ABA Number:	[*]
Account Number:	[*]
Account Name:	[*]
Attention:	[*]
Ref:	[*]

COMPANY COLLECTION ACCOUNT:

Bank name:	[*]
ABA Number:	[*]
Account Name:	[*]
Account Number:	[*]
Attention:	[*]
Ref:	[*] [*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT E-1

EXHIBIT F

SELLER ACCOUNT

Bank name:	[*]
ABA Number:	[*]
Account Number:	[*]
Swift Code
International Wires:	[*]
Account Name:	[*]
Attention:	[*]
AcelRx Tax ID #:	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT F-1

EXHIBIT G-1

FINANCING STATEMENT

[UCC-1 Financing Statement]

Exhibit A to UCC-1 Financing Statement with AcelRx Pharmaceuticals, Inc., as Debtor/Seller and ARPI LLC, as Secured Party/Buyer

Item 4: Description of Collateral

All of Debtor’s right, title and interest in, to and under the License Agreement to receive the Royalties Interest, whether now owned or existing or hereafter acquired or arising and wherever located, all “accounts” (within the meaning of the UCC) relating thereto, the other rights and assets included in the Purchased Assets, and any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts).

The following terms shall have the following meanings, with such meanings being equally applicable to both the singular and plural forms of the terms defined:

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Debtor and the Secured Party.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Closing Date” means September 18, 2015.

“Excluded Payments” means all amounts due or paid to the Debtor or any of its Affiliates other than the Royalties, including all amounts due or paid to the Debtor or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c) or Section 7.4 of the License Agreement.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-1-1

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between the Debtor and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the Closing Date, amended in a manner consistent with the terms of the PSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Debtor and the Licensee, regarding among other things the transfer of the Purchased Assets to the Secured Party and the further transfer of certain of the Purchased Assets by the Secured Party to the Subsequent Purchaser.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

“Licensor” means the Debtor in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) of the PSA or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between Debtor and Grünenthal, as amended from time to time.

“New Arrangement” has the meaning set forth in Section 5.6(a) of the PSA.

“New License Agreement” has the meaning set forth in Section 5.6(a) of the PSA.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-1-2

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Seller by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“PSA” means that certain Purchase and Sale Agreement, dated as of September 18, 2015, by and between the Debtor and the Secured Party.

“Purchased Assets” means, collectively, the Debtor’s (a) right, title and interest in, to and under the License Agreement or any New Arrangement or New License Agreement to receive an amount of Royalties equal to the Royalties Interest, (b) right, under the License Agreement, to receive reports pursuant to Section 7.5 of the License Agreement (but not to the exclusion of the Debtor) or any corresponding provision of any New Arrangement or New License Agreement, (c) right to receive the results of any audit conducted pursuant to Section 8.5 of the License Agreement (but not to the exclusion of the Debtor) or any corresponding provision of any New Arrangement or New License Agreement, (d) right to receive interest payable or paid pursuant to the License Agreement in respect of late payments of amounts constituting the Royalties Interest or any corresponding provision of any New Arrangement or New License Agreement, and (e) rights to enforce the receipt of payment and the payment and performance by the Licensee of the obligations set forth in the License Agreement or any New Arrangement or New License Agreement corresponding to the rights described in subclauses (a) through (d) above, in accordance with the License Agreement (or any New Arrangement or New License Agreement, as applicable), the PSA and the Servicing Agreement. The Purchased Assets do not include any Licensor Retained Amounts.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Royalties” has the meaning set forth in Section 1.1 of the PSA.

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-1-3

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in Section 3.13(f) of the PSA; provided, however, that “Royalty Reduction” shall not include any Set-offs.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of September 18, 2015, among the Debtor, the Secured Party, the Subsequent Purchaser and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“Servicing Agreement” means that certain Servicing Agreement, dated as of September 18, 2015, among the Secured Party, the Debtor and the Subsequent Purchaser.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“SPSA” means that certain Subsequent Purchase and Sale Agreement, dated as of September 18, 2015, between the Secured Party and the Subsequent Purchaser.

“Subsequent Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Secured Party and the Subsequent Purchaser.

“Subsequent Purchaser” means PDL BioPharma, Inc.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Return” means any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes.

“Territory” means “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Transaction Documents” means the PSA, the Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-1-4

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) of the PSA is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the PSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

It is intended by Debtor and Secured Party that all right, title and interest of the Debtor in and to the Purchased Assets is being conveyed on an absolute basis to Secured Party under the transactions between such parties, and the use of the terms “Debtor,” “Secured Party,” and “Collateral” shall not be construed to evidence a contrary intent, nor shall this Financing Statement constitute an admission or acknowledgement by Debtor or Secured Party or any other Person that the transactions between Debtor and Secured Party create only a security interest in the foregoing described property described as the Purchased Assets herein.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-1-5

EXHIBIT G-2

FINANCING STATEMENT

[UCC-1 Financing Statement]

Exhibit A to UCC-1 Financing Statement with AcelRx Pharmaceuticals, Inc., as Debtor and ARPI LLC, as Secured Party

Item 4: Description of Collateral

All of Debtor’s right, title and interest in, to and under the License Agreement to receive the Royalties Interest, whether now owned or existing or hereafter acquired or arising and wherever located, all “accounts” (within the meaning of the UCC) relating thereto, the other rights and assets included in the Purchased Assets, and any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts).

The following terms shall have the following meanings, with such meanings being equally applicable to both the singular and plural forms of the terms defined:

“Affiliate” means, with respect to any designated Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such designated Person. For purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Debtor and the Secured Party.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Closing Date, including common shares, ordinary shares, preferred shares, membership interests or share capital in a limited liability company or other Person, limited or general partnership interests in a partnership, beneficial interests in trusts or any other equivalent of such ownership interest or any options, warrants and other rights to acquire such shares or interests, including rights to allocations and distributions, dividends, redemption payments and liquidation payments.

“Closing Date” means September 18, 2015.

“Excluded Payments” means all amounts due or paid to the Debtor or any of its Affiliates other than the Royalties, including all amounts due or paid to the Debtor or any of its Affiliates pursuant to Section 7.1, Section 7.2(a), Section 7.2(b) (other than the first four milestone payments thereunder), Section 7.2(c) or Section 7.4 of the License Agreement.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-2-1

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“First Commercial Sale” means “First Commercial Sale” as defined in Section 1.51 of the License Agreement.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority (including supranational authority), commission, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including each Patent Office, the FDA and any other government authority in any country or jurisdiction.

“Grünenthal” means Grünenthal GmbH, a German company.

“License Agreement” means that certain Collaboration and License Agreement, dated as of December 16, 2013, between the Debtor and the Licensee, as amended from time to time (including by the Licensee Consent and, for amendments entered into following the Closing Date, amended in a manner consistent with the terms of the PSA).

“Licensee” means Grünenthal, in its capacity as licensee under the License Agreement.

“Licensee Consent” means that certain letter agreement, dated July 17, 2015, by and between the Debtor and the Licensee, regarding among other things the transfer of the Purchased Assets to the Secured Party and the further transfer of certain of the Purchased Assets by the Secured Party to the Subsequent Purchaser.

“Licensee Instruction” means the irrevocable notice and direction to the Licensee in the form set forth in Exhibit B to the PSA.

“Licensor” means the Debtor in its capacity as licensor under the License Agreement.

“Licensor Retained Amounts” means in the aggregate (i) the portion of Royalties payable or paid by the Licensee from time to time, and any interest on late payments thereof, that is in each case in excess of the amounts constituting the Royalties Interest (including interest on late payments thereof), (ii) without duplication of any of the amounts described in clause (i), any amount deemed Licensor Retained Amounts under the third sentence of Section 5.4(b) of the PSA or the third sentence of Section 5.4(b) of the SPSA, and (iii) all payments that constitute Excluded Payments.

“Manufacture and Supply Agreement” means the Manufacture and Supply Agreement, dated as of December 16, 2013, between Debtor and Grünenthal, as amended from time to time.

“New Arrangement” has the meaning set forth in Section 5.6(a) of the PSA.

“New License Agreement” has the meaning set forth in Section 5.6(a) of the PSA.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-2-2

“Patent Office” means the applicable patent office, including the United States Patent and Trademark Office and any comparable foreign patent office, for any intellectual property rights that are Patents.

“Patents” means “Patents” as defined in Section 1.91 of the License Agreement.

“Permitted Set-off” means any Set-off against royalties or other amounts payable to Seller by Licensee under the License Agreement that is expressly permitted under Sections 7.3(b), 7.3(c) or 7.3(d) of the License Agreement.

“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.

“PSA” means that certain Purchase and Sale Agreement, dated as of September 18, 2015, by and between the Debtor and the Secured Party.

“Purchased Assets” means, collectively, the Debtor’s (a) right, title and interest in, to and under the License Agreement or any New Arrangement or New License Agreement to receive an amount of Royalties equal to the Royalties Interest, (b) right, under the License Agreement, to receive reports pursuant to Section 7.5 of the License Agreement (but not to the exclusion of the Debtor) or any corresponding provision of any New Arrangement or New License Agreement, (c) right to receive the results of any audit conducted pursuant to Section 8.5 of the License Agreement (but not to the exclusion of the Debtor) or any corresponding provision of any New Arrangement or New License Agreement, (d) right to receive interest payable or paid pursuant to the License Agreement in respect of late payments of amounts constituting the Royalties Interest or any corresponding provision of any New Arrangement or New License Agreement, and (e) rights to enforce the receipt of payment and the payment and performance by the Licensee of the obligations set forth in the License Agreement or any New Arrangement or New License Agreement corresponding to the rights described in subclauses (a) through (d) above, in accordance with the License Agreement (or any New Arrangement or New License Agreement, as applicable), the PSA and the Servicing Agreement. The Purchased Assets do not include any Licensor Retained Amounts.

“Purchaser Portion” means (a) with respect to (i) all Royalties other than the first four milestone payments under Section 7.2(b) of the License Agreement and (ii) all other related amounts included in the definition of “Royalties” with respect to the Royalties described in clause (i), seventy-five percent (75%) of a specified amount that is payable or has been paid, and (b) solely with respect to Royalties that consist of the first four milestone payments under Section 7.2(b) of the License Agreement and all other related amounts included in the definition of “Royalties” with respect to such Royalties, eighty percent (80%) of a specified amount that is payable or has been paid.

“Royalties” has the meaning set forth in Section 1.1 of the PSA.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-2-3

“Royalties Commencement Date” means the date after the Closing Date of the First Commercial Sale in the first country in the Territory in which such First Commercial Sale occurs.

“Royalties Interest” means the Purchaser Portion of Royalties.

“Royalty Reduction” has the meaning set forth in Section 3.13(f) of the PSA; provided, however, that “Royalty Reduction” shall not include any Set-offs.

“Royalty Term” means the period commencing on the Royalties Commencement Date, and ending on the last day of the last to expire “Royalty Term” as defined in Section 7.3(e) of the License Agreement.

“SACA” means the Security and Control Agreement, dated as of September 18, 2015, among the Debtor, the Secured Party, the Subsequent Purchaser and U.S. Bank National Association as initial collateral agent and initial depositary agent thereunder.

“Servicing Agreement” means that certain Servicing Agreement, dated as of September 18, 2015, among the Secured Party, the Debtor and the Subsequent Purchaser.

“Set-off” means any set-off, off-set, charge, reduction or similar deduction; provided, however, that “Set-off” shall not include any Royalty Reduction.

“SPSA” means that certain Subsequent Purchase and Sale Agreement, dated as of September 18, 2015, between the Secured Party and the Subsequent Purchaser.

“Subsequent Bill of Sale” means that certain Bill of Sale, dated as of September 18, 2015, between the Secured Party and the Subsequent Purchaser.

“Subsequent Purchaser” means PDL BioPharma, Inc.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, sales, use, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Tax Return” means any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes.

“Territory” means “Territory” as defined under Section 1.111 of the License Agreement, but including Australia only for so long as Australia remains part of the Territory pursuant to the License Agreement.

“Transaction Documents” means the PSA, the Bill of Sale, the Licensee Instruction, the SPSA, the Subsequent Bill of Sale, the Servicing Agreement and the SACA.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-2-4

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the back-up security interest or any portion thereof granted pursuant to Section 2.1(d) of the PSA is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of Delaware, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of the PSA and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

This Financing Statement is being filed for precautionary purposes and shall not constitute an admission or acknowledgement by Debtor or Secured Party, or any other person, that the parties to the PSA and related documents intend to enter into any transaction other than a true and absolute sale of the property described as the Purchased Assets herein. In the event that, contrary to the intentions of the parties, the transfer contemplated by the PSA and related documents is held not to be a sale, this precautionary Financing Statement is filed to perfect a first priority continuing security interest in and to all of the Debtor’s right, title and interest in, to and under the Purchased Assets and any interest thereon, and any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and any and all products and proceeds thereof (but excluding, in all cases, any and all Licensor Retained Amounts), and, in such event, the PSA shall constitute a security agreement.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT G-2-5

EXHIBIT H

FORM OF ASSUMPTION AND ACKNOWLEDGEMENT

ASSUMPTION AND ACKNOWLEDGEMENT

AcelRx Pharmaceuticals, Inc. (“AcelRx”) and [●] (“Acquiror”) are executing and delivering this ASSUMPTION AND ACKNOWLEDGEMENT (this “Acknowledgement”), effective as of [●], in connection with a Specified Transaction (as defined below).

WHEREAS, reference is hereby made to that certain Purchase and Sale Agreement, dated as of [●], by and between AcelRx and ARPI LLC (the “PSA”), with any capitalized terms used herein but not otherwise defined herein to have the meanings ascribed to such terms in the PSA;

WHEREAS, AcelRx and Acquiror have entered, or will enter, into an agreement providing for a transaction with respect to which, in accordance with the Transaction Documents, AcelRx is obligated to cause Acquiror to assume all of AcelRx’s obligations under the Transaction Documents and the License Agreement by executing and delivering this Acknowledgment (such transaction, a “Specified Transaction”); and

WHEREAS, AcelRx and Acquiror seek to comply with the terms of the Transaction Documents applicable to the Specified Transaction by executing, delivering and performing under this Acknowledgement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, AcelRx and Acquiror covenant and agree as follows:

1.     Acquiror hereby acknowledges and confirms its assumption of the obligations of AcelRx under the agreements listed on Schedule A hereto (the “Assumed Agreements”) as a result of the consummation of the Specified Transaction, and in connection therewith, Acquiror shall pay, discharge, perform or otherwise satisfy, and assumes and agrees to be bound by, the Assumed Agreements, in the place and stead of AcelRx without any modification or alteration but subject, in all respects, to the rights and remedies of AcelRx under the Assumed Agreements.

2.     Acquiror and AcelRx agree to, at all times from and after the date hereof, take such additional actions with respect to this Acknowledgement, and agree to execute such documents as may be reasonably requested (including by any counterparty to or express third party beneficiary of any of the Transaction Documents or this Acknowledgement and, in each case, any rightful successor and/or permitted assign thereof), for the purpose of giving effect to, evidencing or giving notice of the agreements described herein, or for compliance with the PSA and other Transaction Documents.

3.     AcelRx represents and warrants that Schedule A contains a complete and accurate list of, among other agreements listed there, the Transaction Documents to which AcelRx is a party and the License Agreement, as in effect on the date hereof, and, on or prior to the date hereof, AcelRx has provided Acquiror with a true, correct and complete copy of each of the Assumed Agreements, subject to any confidentiality restrictions contained therein.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT H-1

4.     This Acknowledgement shall be binding upon the parties hereto and shall inure to the benefit of Acquiror, AcelRx, the Subsequent Purchaser (as an express third party beneficiary hereof) and their respective rightful successors and/or permitted assigns.

5.     This Acknowledgement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

6.     This Acknowledgement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Acknowledgement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. Any counterpart may be executed by facsimile or other similar means of electronic transmission, including “PDF”, and such facsimile or other electronic transmission shall be deemed an original.

[The remainder of this page has been intentionally left blank.]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT H-2

ECELRX PHARMACEUTICALS, INC.

By:
Name:
Title:

[ACQUIROR]

By:
Name:
Title:

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT H-3

Schedule A     ’1

1.	Collaboration and License Agreement, dated as of December 16, 2013, by and between AcelRx Pharmaceuticals, Inc. and Grünenthal GmbH.

2.	First Amendment to the Collaboration and License Agreement, dated as of July 17, 2015, by and between AcelRx Pharmaceuticals, Inc. and Grünenthal GmbH.

3.	Consent Agreement, dated as of July 17, 2015, by and between AcelRx Pharmaceuticals, Inc. and Grünenthal GmbH.

4.	Letter, dated as of September 18, 2015, from AcelRx Pharmaceuticals, Inc. to Grünenthal GmbH.

5.	Manufacture and Supply Agreement, dated as of December 16, 2013, by and between AcelRx Pharmaceuticals, Inc. and Grünenthal GmbH.

6.	First Amendment to the Manufacture and Supply Agreement, dated as of July 17, 2015, by and between AcelRx Pharmaceuticals, Inc. and Grünenthal GmbH.

7.	Purchase and Sale Agreement, dated as of September 18, 2015, by and between AcelRx Pharmaceuticals, Inc. and ARPI LLC.

8.	Servicing Agreement, dated as of September 18, 2015, by and among PDL BioPharma, Inc., AcelRx Pharmaceuticals, Inc., and ARPI LLC (the “Servicing Agreement”).

9.	Bill of Sale, dated as of September 18, 2015, by and between AcelRx Pharmaceuticals, Inc. and ARPI LLC.

10.

Security and Control Agreement, dated as of September 18, 2015, by and among ARPI LLC, PDL BioPharma, Inc., AcelRx Pharmaceuticals, Inc., individually and in its capacity as the initial servicer under the Servicing Agreement (including its successors thereunder) and U.S. Bank National Association.

11.	Operating Agreement of ARPI LLC, dated as of September 18, 2015, by AcelRx Pharmaceuticals, Inc.

[1]

NTD: Schedule A to be updated as necessary to accurately reflect all agreements to which AcelRx is a party that are directly related to AcelRx’s performance under the Transaction Documents and any amendments thereto, as well as any restatements or substitute or replacement agreements, including any entered into with respect to a New Arrangement.

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE A-1
EXHIBIT H-4

SCHEDULE 1.1

[*]

[ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1

SCHEDULE 3.11

Intellectual Property Matters

None.

 [ ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.11-1